UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AYRO, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1185 Avenue of the Americas

New York, NY 10036

Telephone: (512) 994-4917

April 21, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of AYRO, Inc. to be held at 10:00 a.m., New York time, on May 19, 2025. The annual meeting will be conducted in a virtual format only via live webcast at www.virtualshareholdermeeting.com/AYRO2025.

We have decided to hold this annual meeting virtually via live webcast on the internet because hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of the annual meeting. You will be able to vote and submit questions electronically prior to the annual meeting by visiting www.proxyvote.com, and during the annual meeting by visiting www.virtualshareholdermeeting.com/AYRO2025. Specific instructions for accessing the meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and proxy card or voting instruction form you received. If you encounter any difficulties accessing the virtual annual meeting, please call the technical support number available on the virtual meeting page on the morning of the annual meeting.

Your vote is very important. Whether or not you expect to be present at the annual meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the annual meeting. As an alternative to voting during the annual meeting, you may vote online, by phone or by mail by following the instructions on the enclosed proxy card. Voting online, by phone or by written proxy ensures your representation at the annual meeting regardless of whether you attend the virtual meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the annual meeting and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the annual meeting. On behalf of the Board, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting virtually.

If you have any questions or need assistance with voting, please contact Joshua Silverman, our Executive Chairman, at 512-994-4917.

If you plan to virtually attend the annual meeting, you will need the 16-digit control number on the enclosed proxy card or on the instructions that accompany your proxy materials. The annual meeting will begin promptly at 10:00 a.m., New York time. Online check-in will begin at 9:45 a.m., New York time, and you should allow ample time for the online check-in procedures.

Thank you for your support of our company. I look forward to seeing you at the annual meeting.

Sincerely,

/s/ Joshua Silverman
Joshua Silverman
Executive Chairman
April 21, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON MAY 19, 2025:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and

2024 Annual Report to Stockholders are available at:

www.proxyvote.com

1185 Avenue of the Americas

New York, NY 10036

Telephone: (512) 994-4917

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 19, 2025

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of AYRO, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., New York time, on May 19, 2025, virtually only via live webcast over the Internet at www.virtualshareholdermeeting.com/AYRO2025. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of six directors to serve on our board of directors (the “Board”) for a term of one year or until their successors are elected and qualified, for which the following are nominees: Joshua Silverman, Wayne R. Walker, George Devlin, Sebastian Giordano, Zvi Joseph and Greg Schiffman (the “Director Election Proposal”);

(2)	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of our authorized shares of Common Stock from 200,000,000 shares to 1,200,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (the “Share Increase Proposal”);

(3)	Ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

(4)	Approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our Common Stock, at a ratio in the range of 1-for-2 to 1-for-100, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”);

(5)	Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”); and

(6)	Such other business as may properly come before the Annual Meeting and any postponements thereof.

Stockholders are referred to the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board recommends a vote “FOR” the Director Election Proposal, “FOR” the Share Increase Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Reverse Stock Split Proposal and “FOR” the Adjournment Proposal.

We have decided to hold the Annual Meeting virtually via live webcast on the internet because hosting the Annual Meeting virtually enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders and reduces the cost and environmental impact of the Annual Meeting. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the Annual Meeting by visiting www.proxyvote.com, and during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AYRO2025, and entering the 16-digit control number included on the enclosed proxy card or on the instructions that accompany your proxy materials. Specific instructions for accessing the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and proxy card or voting instruction form you received.

The Board has fixed the close of business on March 21, 2025, as the record date for the Annual Meeting (the “Record Date”). Only holders of record at the close of business on the Record Date of shares of our Common Stock, our Series H-6 Convertible Preferred Stock, par value $0.0001 per share (“Series H-6 Preferred Stock”), and our Series H-7 Convertible Preferred Stock, par value $0.0001 per share (“Series H-7 Preferred Stock”), are entitled to receive notice of the Annual Meeting. Only holders of record at the close of business on the Record Date of shares of our Common Stock, Series H-6 Preferred Stock, subject to the terms of the Certificate of Designations, Preferences and Rights of the Series H-6 Preferred Stock, and Series H-7 Preferred Stock, subject to the terms of the Certificate of Designations of Preferences and Rights of the Series H-7 Preferred Stock, are entitled to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will also be available for viewing during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AYRO2025. Stockholders will be also able to submit questions during the Annual Meeting.

You can vote virtually during the Annual Meeting by use of a proxy card if you receive a printed copy of our proxy materials, or via the Internet or telephone as indicated on the proxy card. If you hold shares of Common Stock, Series H-6 Preferred Stock or Series H-7 Preferred Stock as the stockholder of record on the Record Date, then you have the right to vote those shares at the Annual Meeting. If you are a beneficial owner and hold such shares in street name, then you can vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee and are not required to take any additional action to obtain a legal proxy. Please follow the instructions at www.virtualshareholdermeeting.com/AYRO2025 in order to vote your shares during the Annual Meeting, whether you hold your shares of record or in street name.

Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares as promptly as possible by Internet, telephone or mail so that your shares may be represented and voted at the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. PLEASE VOTE IN ONE OF THESE WAYS:

●	USE THE TOLL-FREE NUMBER shown on your proxy card;
●	VISIT THE WEBSITE noted on your proxy card to vote via the Internet; or
●	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE VIRTUALLY IF THEY DESIRE.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting virtually and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

/s/ Joshua Silverman
Joshua Silverman
Executive Chairman

April 21, 2025

i

AYRO, INC.

1185 Avenue of the Americas

New York, NY 10036

Telephone: (512) 994-4917

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2025

Unless the context otherwise requires, references in this proxy statement (the “Proxy Statement”) to “we,” “us,” “our,” the “Company” or “AYRO” refer to AYRO, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share (“Common Stock”), Series H-6 Convertible Preferred Stock, par value $0.0001 per share (“Series H-6 Preferred Stock”), and Series H-7 Convertible Preferred Stock, par value $0.0001 per share (“Series H-7 Preferred Stock”).

The accompanying proxy is solicited by the board of directors (the “Board”) on behalf of the Company to be voted at the 2025 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/AYRO2025, on May 19, 2025, at 10:00 a.m., New York time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”), and at any postponement(s), adjournment(s) or recess(es) thereof. This Proxy Statement, along with the Notice and proxy card are being mailed to our stockholders beginning on or about April 21, 2025.

If you held shares of Common Stock, Series H-6 Preferred Stock or Series H-7 Preferred Stock at the close of business on the Record Date (as defined below), you are invited to attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/AYRO2025 and vote on the proposal described in this Proxy Statement.

The executive offices of the Company are located at, and the mailing address of the Company is, 1185 Avenue of the Americas, New York, New York 10036.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

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ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares during the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders, including the following:

(1)	Election of six directors to serve on our Board for a term of one year or until their successors are elected and qualified, for which the following are nominees: Joshua Silverman, Wayne R. Walker, George Devlin, Sebastian Giordano, Zvi Joseph, and Greg Schiffman (“Director Election Proposal”);

(2)	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of our authorized shares of Common Stock from 200,000,000 shares to 1,200,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (the “Share Increase Proposal”);

(3)	Ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Auditor Ratification Proposal”);

(4)	Approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our Common Stock, at a ratio in the range of 1-for-2 to 1-for-100, with such ratio to be determined by the Board in its discretion and included in a public announcement (“Reverse Stock Split Proposal”);

(5)	Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”); and

(6)	Such other business as may properly come before the Annual Meeting and any postponements thereof.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of our proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

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We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. If you are a stockholder of record, you may obtain additional copies at the same address you share with other stockholders by contacting Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are a beneficial owner and hold your shares in a brokerage or custody account, you can request additional copies of the proxy materials at the same address you share with other stockholders or you can request householding by notifying your broker, bank or other nominee.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares held in each of your different accounts to ensure that all your shares are voted.

What is the Record Date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 21, 2025 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. Only holders of record at the close of business on the Record Date of shares of Common Stock, Series H-6 Preferred Stock and Series H-7 Preferred Stock are entitled to receive notice of the Annual Meeting. Only holders of record at the close of business on the Record Date of shares of Common Stock, Series H-6 Preferred Stock, subject to the terms of the Certificate of Designations, Preferences and Rights of the Series H-6 Convertible Preferred Stock (“Series H-6 Preferred Stock Certificate of Designations”), and Series H-7 Preferred Stock, subject to the terms of the Certificate of Designations of Preferences and Rights of the Series H-7 Convertible Preferred Stock (the “Series H-7 Preferred Stock Certificate of Designations”), are entitled to vote, as a single class, at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting.

On the Record Date, there were 8,541,466 shares of Common Stock issued and outstanding and entitled to vote on the proposals described in this Proxy Statement.

On the Record Date, 50 shares of Series H-6 Preferred Stock were issued and outstanding, and after application of the limitation on voting rights and the beneficial ownership limitation pursuant to the terms of the Series H-6 Preferred Stock as set forth in the Series H-6 Preferred Stock Certificate of Designations, holders of Series H-6 Preferred Stock are entitled to an aggregate of approximately 115 votes on the proposals described in this Proxy Statement.

On the Record Date, 8,333 shares of Series H-7 Preferred Stock were issued and outstanding, and after application of the limitation on voting rights and the beneficial ownership limitation pursuant to the terms of the Series H-7 Preferred Stock as set forth in the Series H-7 Preferred Stock Certificate of Designations, holders of Series H-7 Preferred Stock are entitled to an aggregate of approximately 1,104,782 votes on the proposals described in this Proxy Statement.

See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Annual Meeting?

The holders of Common Stock, Series H-6 Preferred Stock and Series H-7 Preferred Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting, voting together as a single class on all matters described in this Proxy Statement.

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What are the voting rights of the stockholders?

Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting.

Each holder of Series H-6 Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the Series H-6 Preferred Stock beneficially owned by such holder is convertible as of the Record Date (subject to the 9.99% beneficial ownership limitations) on all matters presented to the stockholders, voting together with the holders of Common Stock as a single class; however, pursuant to the terms of the Series H-6 Preferred Stock as set forth in the Series H-6 Certificate of Designations, holders of Series H-6 Preferred Stock in no event shall be permitted to exercise a greater number of votes than such holders would have been entitled to cast if the Series H-6 Preferred Stock had immediately been converted into shares of Common Stock at a conversion price equal to $31.20. Accordingly, each holder of Series H-6 Preferred Stock is entitled to exercise votes for approximately 2.3 shares for each share of Series H-6 Preferred Stock held.

Each holder of Series H-7 Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock underlying the Series H-7 Preferred Stock beneficially owned by such holder determined by dividing the stated value of $1,000 by $5.76 per share on all matters presented to the stockholders, voting together with the holders of Common Stock as a single class. Accordingly, each holder of Series H-7 Preferred Stock is entitled to exercise votes for approximately 174 shares for each share of Series H-7 Preferred Stock held. There is no cumulative voting.

What constitutes a quorum for the Annual Meeting?

The holders of one-third of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Votes of stockholders of record who are present at the Annual Meeting by virtual attendance or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, or the chairperson of the Annual Meeting (if any), may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Issuer Direct Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The proxy materials have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy materials have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary voting authority on the matter. Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. The Auditor Ratification Proposal, the Share Increase Proposal the Reverse Stock Split Proposal and the Adjournment Proposal are each considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposals, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the Director Election Proposal.

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How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Annual Meeting in person virtually or by proxy. To vote in person virtually, you must be logged in and registered to virtually attend the Annual Meeting and cast your vote before the announcement of the close of voting during the Annual Meeting. To vote by proxy, you must do one of the following:

●	By Internet. If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on May 18, 2025.

●	By phone. You can vote by telephone by calling the toll-free number included on your proxy card. Telephone voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on May 18, 2025.

●	By mail. You can vote by mail by completing, signing, dating and returning your proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

●	Virtually at the meeting. You will also be able to vote your shares electronically by participating in the virtual Annual Meeting. To participate in the virtual Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Joshua Silverman, Chairman of the Board, to serve as the proxy for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

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Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.

Who counts the votes?

All votes will be tabulated by Broadridge Investor Communication Solutions, Inc. (“Broadridge”), the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

When you cast your vote on:

●	Director Election Proposal: You may vote for all director nominees or may withhold your vote as to one or more director nominees.

●	Share Increase Proposal: You may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

●	Auditor Ratification Proposal: You may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

●	Reverse Stock Split Proposal: You may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

●	Adjournment Proposal: You may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” the Director Election Proposal, “FOR” the Share Increase Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Reverse Stock Split Proposal and “FOR” the Adjournment Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” the Director Election Proposal, “FOR” the Share Increase Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Reverse Stock Split Proposal and “FOR” the Adjournment Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to the Director Election Proposal but will be able to vote those shares with respect the Auditor Ratification Proposal, the Share Increase Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal. See “What is a broker non-vote?”

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Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	attending the Annual Meeting and voting during the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares online during the Annual Meeting to revoke your proxy;

●	if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, or by voting by Internet on a date later than the prior proxy; or

●	giving written notice of revocation to the Company addressed to Joshua Silverman, Executive Chairman, at the Company’s address above, which notice must be received before noon, New York time on May 18, 2025.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What vote is required to approve each proposal?

Assuming the presence of a quorum, with respect to the Director Election Proposal, directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal.

Assuming the presence of a quorum, approval of the Share Increase Proposal will require the affirmative vote of the holders of majority of the votes cast by stockholders at the Annual Meeting entitled to vote on the Share Increase Proposal.

Assuming the presence of a quorum, approval of the Auditor Ratification Proposal will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposals, voting affirmatively or negatively (excluding abstentions and broker non-votes). We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025, our Audit Committee of our Board will reconsider its appointment.

Assuming the presence of a quorum, approval of the Reverse Stock Split Proposal will require the affirmative vote of the holders of majority of the votes cast by stockholders at the Annual Meeting entitled to vote on the Reverse Stock Split Proposal.

Assuming the presence of a quorum, approval of the Adjournment Proposal will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Adjournment Proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes).

How are abstentions and broker non-votes treated?

Abstentions or votes withheld are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Votes withheld will have no effect with respect to the Director Election Proposal and votes abstained will have no effect with respect to the Share Increase Proposal, Auditor Ratification Proposal, Reverse Stock Split Proposal or Adjournment Proposal.

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting.

Failure to instruct your broker how to vote with respect to the Election of Directors will result in a broker non-vote, which will have no effect on the outcome of the vote with respect to such proposal. However, if you do not give your broker specific instructions on how to vote your shares with respect to the Share Increase Proposal, the Auditor Ratification Proposal, the Reverse Stock Split Proposal or the Adjournment Proposal, your broker may vote your shares at its discretion with respect to such proposals.

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Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs associated with asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. In addition, we have retained Campaign Management, LLC (“Campaign Management”) to assist in the solicitation of proxies for a fee of $12,500 plus customary expenses.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as Campaign Management, the proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of Campaign Management as well as the reimbursement of expenses of Campaign Management will be borne by us. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice of Annual Meeting of Stockholders and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting (the “Form 8-K”). If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact the firm assisting us in the solicitation of proxies, Campaign Management. Banks, brokers and stockholders may call Campaign Management at 1-844-400-3680 (toll-free within North America) or 1-212-632-8422 (call collect outside North America).

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DIRECTOR ELECTION PROPOSAL

The Board currently consists of six members. Our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Joshua Silverman, Sebastian Giordano, Greg Schiffman, Zvi Joseph, George Devlin and Wayne R. Walker for election at the Annual Meeting for a term of one year to serve until the Company’s 2026 annual meeting of stockholders, or until their respective successors have been elected and qualified. Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors (meaning that the six director nominees who receive the highest number of shares voted “for” their election are elected). Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table sets forth the name, age and positions as of the Record Date of the directors currently serving on our Board, each of whom is also a director nominee:

Name	Age	Director Since	Position with the Company
Joshua Silverman	54	August 2016	Chairman of the Board
Sebastian Giordano	67	February 2013	Director
Greg Schiffman	67	February 2018	Director
Zvi Joseph	58	January 2018	Director
George Devlin	71	May 2020	Director
Wayne R. Walker	65	December 2020	Director

The following sets forth biographical information and the qualifications and skills for each director nominee:

Joshua Silverman. Mr. Silverman has been our director since May 28, 2020, and currently serves as our Executive Chairman and Principal Executive Officer. Prior to his appointment to such positions on December 13, 2023, Mr. Silverman served as Chairman of the Board. Prior to the Merger, Mr. Silverman had served as a member of the DropCar Board of Directors since the 2018 Merger (as defined below). Mr. Silverman currently serves as the managing member of Parkfield Funding LLC. Mr. Silverman was the co-founder of, and was previously a principal and managing partner of, Iroquois Capital Management, LLC (“Iroquois”), an investment advisory firm. From its inception in 2003 until July 2016, Mr. Silverman served as co-chief investment officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies, and was often called upon by such companies to solve inefficiencies relating to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as co-chief investment officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as assistant press secretary to the President of the United States. Mr. Silverman currently serves as a director of MYMD Pharmaceuticals, Inc. (NASDAQ: MYMD), Pharmacyte, Inc. (NASDAQ: PMCB), Synaptogenix, Inc. (NASDAQ: SNPX) and Petros Pharmaceutical, Inc. (NASDAQ: PTPI), all of which are public companies. He previously served as a director of National Holdings Corporation from July 2014 through August 2016 and as a director of Marker Therapeutics, Inc. from August 2016 until October 2018. Mr. Silverman received his B.A. from Lehigh University in 1992. Mr. Silverman’s qualifications to sit on the Board include his experience as an investment banker, management consultant and director of numerous public companies.

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Sebastian Giordano. Mr. Giordano served as a member of the DropCar Board of Directors since the completion of the business combination with DropCar, Inc. (“Private DropCar”) and DC Acquisition Corporation, pursuant to which Private DropCar became a wholly owned subsidiary of WPCS International Incorporated (“WPCS”), which then changed its name to DropCar on January 30, 2018 (the “2018 Merger”), and, prior to that time, served as a director of WPCS since February 2013, and has continued to serve as a director of the Company following the Merger. Mr. Giordano served as the Interim Chief Executive Officer of WPCS from August 2013 until April 25, 2016, when the interim label was removed from his title. He served as the Chief Executive Officer of WPCS since such time through the closing of the 2018 Merger. Mr. Giordano has served as Chairman and Chief Executive Officer of Transportation and Logistics Systems, Inc. (OTC PINK: TLSS) since January 2022. Since 2002, Mr. Giordano has been Chief Executive Officer of Ascentaur, LLC, a business consulting firm providing comprehensive strategic, financial and business development services to start-up, turnaround and emerging growth companies. From 1998 to 2002, Mr. Giordano was Chief Executive Officer of Drive One, Inc., a safety training and education business. From 1992 to 1998, Mr. Giordano was Chief Financial Officer of Sterling Vision, Inc., a retail optical chain. Mr. Giordano received B.B.A. and MBA degrees from Iona College. Mr. Giordano’s qualifications to sit on the Board include his broad management experience, including having served as Chief Executive Officer of WPCS.

Greg Schiffman. Mr. Schiffman served as a member of the DropCar Board of Directors since the closing of the 2018 Merger, and has continued to serve as a director of the Company following the Merger. Mr. Schiffman serves as a senior advisor to Absci Corporation. Mr. Schiffman previously served as Chief Financial Officer of Absci Corporation from April 2020 until his retirement in August 2023. He previously served as the Chief Financial Officer of Vineti, Inc. from October 2017 through April 2018. He also previously served as the Chief Financial Officer of each of Iovance Biotherapeutics (formerly Lion Biotechnologies), from October 2016 through June 2017, Stem Cells, Inc., from January 2014 through September 2016, Dendreon Corporation, from December 2006 through December 2013, and Affymetrix Corporation, from August 2001 through November 2006. In November 2014, Dendreon Corporation filed for Chapter 11 bankruptcy protection. He currently serves on the boards of directors of Nanomix Corporation (OTCQB: NNMX) and BioEclipse Therapeutics, Inc. Mr. Schiffman holds a B.S. in Accounting from DePaul University and an MM (MBA) from Northwestern University Kellogg Graduate School of Management. Mr. Schiffman’s qualifications to sit on the Board include his financial background, business experience and education.

Zvi Joseph. Mr. Joseph served as a member of the DropCar Board of Directors since the closing of the 2018 Merger, and has continued to serve as a director of the Company following the Merger. He has served as Deputy General Counsel of Amdocs Limited, a publicly traded corporation that provides software and services to communications and media companies, since October 2005. He received his A.A.S. in Business Administration from Rockland Community College, his B.A. in Literature from New York University and his J.D. from Fordham University School of Law. He also holds a Certificate in Business Excellence from Columbia University School of Business and a Corporate Director Certificate, Corporate Governance, from Harvard Business School. Mr. Joseph is NACD Directorship Certified®. Mr. Joseph’s qualifications to sit on the Board include his legal experience and education.

George Devlin. Mr. Devlin has, since 2007, managed his own consulting business, Venture Connections (G&L Devlin Limited), primarily focused on helping early-stage companies with fundraising, commercialization and strategic planning. From 2005 to 2007, Mr. Devlin worked in operations at Texas Pacific Group (TPG - Private Equity), where he supported deal partners on due diligence and transformation activities involved in deals. From 2002 to 2005, Mr. Devlin served as Chief Executive Officer of Vivecon, a Stanford University start-up in Supply Chain Risk Management solutions. From 2001 to 2002, he served as Chief Operations Officer of Converge, Inc. From 1998 to 2001, Mr. Devlin worked at Compaq Computer Corporation, eventually holding the post of Senior Vice President of Global Operations based in Houston, Texas. He is a native of Scotland and graduated with a Business Studies diploma and a postgraduate diploma in Human Resources from Glasgow Polytechnic, now called Caledonian University. Mr. Devlin’s qualifications to sit on the Board include his international experience and expertise, ranging from a successful career as an executive in a major global corporation (supply chain and operations) to becoming an entrepreneur and helping many early-stage start-up technology companies globally.

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Wayne R. Walker. Mr. Walker has over 35 years of experience in corporate governance, turnaround management, corporate restructuring and bankruptcy matters. In 1998, Mr. Walker founded Walker Nell Partners, Inc., an international business consulting firm, and has served as its president from its founding to the present. Before founding Walker Nell Partners, Inc., Mr. Walker worked for 15 years at the DuPont Company in Wilmington, Delaware in the Securities and Bankruptcy group, where he worked in the Corporate Secretary’s office and served as Senior Counsel. From 2018 to the present, Mr. Walker has served as a director of Wrap Technologies, Inc. (NASDAQ: WRAP), an innovator of modern policing solutions, where he also serves as Chair of the Nominating and Governance Committee and of the Compensation Committee. From 2018 to the present, Mr. Walker has served as a director of Pitcairn Company and as the Chair of its Compensation Committee. From 2013 to 2014, Mr. Walker served as Chairman of the Board of Directors of BridgeStreet Worldwide, Inc., a global provider of extended corporate housing. From 2016 to 2018, Mr. Walker served as Chairman of the Board of Directors of Last Call Operating Companies, an owner of various national restaurants. From 2013 to 2020, Mr. Walker served as Chairman of the Board of Trustees of National Philanthropic Trust, a public charity. From 2018 to 2020, Mr. Walker served as Vice President of the Board of Education of the City of Philadelphia. From 2020 to the present, Mr. Walker has served as a director of Petros Pharmaceuticals, Inc. (NASDAQ: PTPI), which focuses on men’s health, where he also serves as Chair of the Nominating and Governance Committee. Mr. Walker has also served on the board of directors for the following companies and foundations: Seaborne Airlines, Inc., Green Flash Brewery, Inc., and Eagleville Hospital and Foundation. Mr. Walker has a Doctor of Jurisprudence from Catholic University (Washington, DC) and a Bachelor of Arts from Loyola University (New Orleans). He is an attorney licensed by the State Bar of Georgia. He is a member of the State Bar Association of Georgia, American Bar Association, American Bankruptcy Institute and Turnaround Management Association. Mr. Walker’s qualifications to sit on the Board include his business experience and his extensive board experience.

The Board regards all of the individuals above as competent professionals with many years of experience in the business community. The Board believes that the overall experience and knowledge of the members of Board will contribute to the overall success of our business.

There is no arrangement or understanding between any of the directors identified above and any other person pursuant to which he was selected as a director or director nominee. None of the directors or director nominees identified above is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as described in “Certain Relationships and Related Person Transactions” herein.

Unless otherwise directed in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by such proxy “FOR” the election of each of the director nominees. All of the six director nominees are presently directors of the Company.

Vote Required

Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. “WITHHOLD” votes will have no effect on the results for the Director Election Proposal. Because the Director Election Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Director Election Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Director Election Proposal will result in a broker non-vote, which will have no effect on the results of this vote. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE DIRECTOR NOMINEES, AND

PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF EACH DIRECTOR

NOMINEE UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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CORPORATE GOVERNANCE

AYRO, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Corporate Code of Conduct and Ethics and Whistleblower Policy

We have adopted a Corporate Code of Conduct and Ethics and Whistleblower Policy (the “Code of Conduct”) that applies to all of our associates, as well as each of our directors and certain persons performing services for us. The Code of Conduct addresses, among other things, competition and fair dealing, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Code of Conduct, employee misconduct, improper conflicts of interest or other violations. Our Code of Conduct is available on our website at https://ayro.com/ in the “Governance” section found under the “Investors” tab. We intend to disclose any amendments to, or waivers from, our Code of Conduct at the same web address provided above.

Board Composition

Our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), and our Amended and Restated Bylaws, as amended (“Bylaws”), provide that our Board will consist of such number of directors as determined from time to time by resolution adopted by our Board. Any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. As of April 21, 2025, the Board consists of Joshua Silverman, Wayne R. Walker, George Devlin, Sebastian Giordano, Zvi Joseph, and Greg Schiffman.

Board Diversity

We have no formal policy regarding Board diversity. The Company values diversity on a Company-wide basis and seeks to achieve a mix of directors that represent a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although the Board does not establish specific goals with respect to diversity, the Board’s overall diversity is a significant consideration in the director nomination process.

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Director Independence

We are currently listed on the Nasdaq Capital Market and therefore rely on the definition of independence set forth in the Nasdaq Listing Rules (“Nasdaq Rules”). Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director and director nominee concerning his background, employment, and affiliations, including family relationships, we have determined that our current directors Messrs. Giordano, Schiffman, Joseph, Devlin and Walker have no material relationship with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the Nasdaq Listing Rules.

Board Committees, Meetings and Attendance

During the fiscal year ended December 31, 2024, the Board held ten meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of stockholders, either in person or by teleconference. During the fiscal year ended December 31, 2024, each director attended, either in person or telephonically, at least 75% of the aggregate Board meetings and meetings of committees on which he served during his tenure as a director or committee member, and none of our directors attended the Company’s 2024 annual meeting of stockholders. The Board has adopted a policy under which each member of the Board is encouraged to attend each annual meeting of our stockholders.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation and Human Resources Committee and a Nominating and Corporate Governance Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at https://ayro.com/ in the “Governance” section under “Investors.”

As of April 21, 2025, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation and Human Resources Committee	Nominating and Corporate Governance Committee
Sebastian Giordano	Member
Greg Schiffman	Chairman	Member	Chairman
Zvi Joseph	Member	Chairman	Member
George Devlin		Member

Audit Committee

Our Audit Committee is responsible for, among other matters:

●	approving and retaining the independent auditors to conduct the annual audit of our financial statements;
●	reviewing the proposed scope and results of the audit;
●	reviewing and pre-approving audit and non-audit fees and services;
●	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;
●	reviewing and approving transactions between us and our directors, officers and affiliates;
●	recognizing and preventing prohibited non-audit services;
●	establishing procedures for complaints received by us regarding accounting matters;
●	overseeing internal audit functions, if any; and
●	preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

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Our Audit Committee is composed of Greg Schiffman (chairman), Zvi Joseph and Sebastian Giordano. Our Board has determined that Messrs. Schiffman, Joseph and Giordano are independent in accordance with Nasdaq Rules and Rule 10A-3 under the Exchange Act. Our Board has also reviewed the education, experience and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Greg Schiffman qualifies as an “audit committee financial expert,” as defined by the rules of the SEC and has the requisite financial sophistication under the applicable rules and regulations of Nasdaq. During the fiscal year ended December 31, 2024, the Audit Committee held four meetings.

Compensation and Human Resources Committee

Our Compensation and Human Resources Committee is responsible for, among other matters:

●	reviewing and approving the compensation arrangements for management, including the compensation for our chief executive officer;
●	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation and Human Resources Committee;
●	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;
●	administering our incentive compensation plans;
●	preparing the report of the Compensation and Human Resources Committee if such report is required by the SEC to be included in our annual meeting proxy statement or Annual Report on Form 10-K;
●	reviewing and approving any employment agreements and any severance arrangements or plans;
●	reviewing and approving employment benefit plans;
●	reviewing director compensation for Board and committee services;
●	reviewing the Company’s diversity and inclusion initiatives; and
●	reviewing the effectiveness of the Company’s human resources and human capital management policies, practices, strategies and goals.

Our Compensation and Human Resources Committee is composed of Greg Schiffman, Zvi Joseph (chairman) and George Devlin. Our Board has determined that Messrs. Schiffman, Joseph and Devlin are independent in accordance with NASDAQ Rules. The Compensation and Human Resources Committee has the authority to delegate to subcommittees of the Compensation and Human Resources Committee any of the responsibilities of the full committee. The Compensation and Human Resources Committee may invite such members of management to its meetings as it deems appropriate. However, no officer may be present during Compensation and Human Resources Committee deliberations or voting at which his or her compensation is discussed or determined. During the fiscal year ended December 31, 2024, the Compensation and Human Resources Committee held one meeting. In the fiscal year ended December 31, 2024, the Company did not retain the services of any compensation consultants.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

●	evaluating the current composition, organization and governance of the Board and its committees, and making recommendations for changes thereto;
●	reviewing each director and nominee annually;
●	determining desired Board member skills and attributes and conducting searches for prospective members accordingly;
●	evaluating nominees, and making recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, proposal of the slate of directors for election to the Board, and the termination of membership of individual directors in accordance with the Board’s governance principles;
●	overseeing the process of succession planning for the chief executive officer and, as warranted, other senior officers of the Company;
●	developing, adopting and overseeing the implementation of a code of business conduct and ethics; and
●	administering the annual Board performance evaluation process.

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Our Nominating and Corporate Governance Committee is composed of Greg Schiffman (chairman) and Zvi Joseph. During the fiscal year ended December 31, 2024, the Nominating and Corporate Governance Committee held one meeting.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during the fiscal year ended December 31, 2024.

Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to our Secretary at our corporate offices at 1185 Avenue of the Americas, New York, New York 10036. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;
●	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and
●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

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Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and principal executive officer (“PEO”) are filled by the same individual. Mr. Silverman currently serves as our Chairman of the Board and our PEO. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks. However, our Board believes the current structure provides an efficient and effective leadership model for the Company and that combining the Chairman of the Board and PEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy. Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and PEO.

●	five of the six current directors of the Company (five of the six director nominees) are independent directors;

●	All of the members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are independent directors; and

●	The Board and its committees remain in close contact with, and receive reports on, various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation and Human Resources Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation and Human Resources Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation and Human Resources Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Secretary, AYRO, Inc., 1185 Avenue of the Americas, New York, New York 10036. Our Secretary will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Family Relationships

There are no family relationships among any of our directors and executive officers.

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Involvement in Certain Legal Proceedings

None of our directors, director nominees or executive officers has been involved in any of the following events during the past ten years:

●	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

●	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

●	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors, director nominees or executive officers, or in which any director, director nominee, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Insider Trading Policy; Prohibition on Hedges and Pledges

We have an insider trading policy that prohibits our directors, executive officers, employees, independent contractors, consultants and their respective family members from the purchasing or selling our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees and their respective family members from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Financial Officer. Our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors and persons who beneficially own more than 10% of our ordinary shares to file reports of ownership and changes in ownership of such ordinary shares with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. As a matter of practice, our legal team assists our officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based solely on our review of the copies of such forms we have received, we believe that all required Section 16(a) reports were timely filed during our fiscal year ended December 31, 2024, except that Joseph Ramelli filed the initial report of ownership on a Form 3 late on September 9, 2024, following his appointment as the Chief Financial Officer.

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DIRECTOR COMPENSATION

The following table sets forth summary information concerning the total compensation earned by the non-employee directors during the fiscal year ended December 31, 2024, for services to the Company.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All other compensation	Total ($)
Greg Schiffman	67,750	102,845	-	173,375
Sebastian Giordano	47,250	102,845	25,000	177,875
Zvi Joseph	58,750	102,845	-	164,375
George Devlin	47,250	102,845	25,000	177,875
Wayne R. Walker	47,250	102,845	-	152,875

(1)	Amounts reflect the full grant-date fair value of stock awards granted during the relevant fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provided information regarding the assumptions used to calculate the value of all stock awards and option awards made to our executive officers in Note 10 to the audited consolidated financial statements for the year ended December 31, 2024.

On January 24, 2023, the Board approved annual director compensation for the director compensation cycle beginning on February 1, 2023. The Board approved the following annual cash retainer fees for the members of the Board: (A) to each non-employee director, an annual cash retainer fee of $47,250; (B) to the Chairman of the Board, an additional annual cash retainer fee of $84,000; and (C) to the chair of each Board committee, additional cash compensation as follows: (x) $12,500 to the Audit Committee Chair, (y) $11,500 to the Compensation and Human Resources Committee Chair, and (z) $8,000 to the Nominating and Corporate Governance Committee Chair. Notwithstanding such approval by the Board, the amounts paid to each non-employee director during the year ended December 31, 2024, are set forth in the table above. Additionally, on December 2, 2024, pursuant to the Plan, the Company issued an aggregate of 694,900 shares of restricted stock to its non-employee directors at a value of $0.76 per share, as shown in the following table:

Director	Awarded Shares	Vesting Schedule
George Devlin	138,980	See (1) below
Sebastian Giordano	138,980	See (1) below
Zvi Joseph	138,980	See (1) below
Greg Schiffman	138,980	See (1) below
Wayne Walker	138,980	See (1) below

(1)	Vests immediately on grant date.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our voting securities as of the Record Date by:

●	each person known by us to beneficially own more than 5.0% of our Common Stock, Series H-6 Preferred Stock or Series H-7 Preferred Stock;

●	each of our directors and nominees;

●	each of our Named Executive Officers; and

●	all of our directors and executive officers as a group.

The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assumes the exercise of all options, warrants and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of the Record Date subject to any applicable beneficial ownership blockers. Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o AYRO, Inc., 1185 Avenue of the Americas, New York, New York 10036.

Name	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Class		Number of Shares of Series H-6 Preferred Stock Beneficially Owned (2)	Percentage of Class	Number of Shares of Series H-7 Preferred Stock Beneficially Owned (3)	Percentage of Class	Total Voting Power
5% Beneficial Owner
Alpha Capital Anstalt (4)	947,998	9.99%		-	*	500	6.00%	*
The Hewlett Fund LP (5)	947,998	9.99%		-	*	333	4.00%	*
Mainfield Enterprises, Inc. (6)	448,605	4.99%		-	*	417	5.00%	*
Richard Abbe/ Iroquois Capital Management L.L.C. (7)	937,976	9.99%		50	100%	7,000	84.00%	9.99%

Named Executive Officers and Directors
George Devlin (8)	27,016	*		-	*	-	*	*
Sebastian Giordano (9)	28,280	*		-	*	-	*	*
Wayne R. Walker (10)	21,925	*		-	*	-	*	*
Zvi Joseph (11)	25,120	*		-	*	-	*	*
Joshua Silverman (12)	49,437	*		-	*	-	*	*
Greg Schiffman (13)	27,532	*		-	*	-	*	*
David E. Hollingsworth	-	*		-	*	-	*	*
Gilbert Villarreal	-	*		-	*	-	*	*
Joseph Ramelli	-	*		-	*	-	*	*
All current executive officers and Directors as a group (8 persons)	179,310	2.0	1%	-	*	-	*	*	%

* represents ownership of less than 1%.

(1)	Percentage of Common Stock ownership is based on 8,541,466 shares of Common Stock issued and outstanding as of the Record Date.

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(2)	Percentage of Series H-6 Preferred Stock ownership is based on 50 shares of Series H-6 Preferred Stock issued and outstanding as of the Record Date.

(3)	Percentage of Series H-7 Preferred Stock ownership is based on 8,333 shares of Series H-7 Preferred Stock issued and outstanding as of Record Date.

(4)	Based on certain information made available to the Company. The address of Alpha Capital Anstalt is Altenbach 8, FL-9490 Vaduz, Furstentums, Liechtenstein. Includes (i) 500 shares of Series H-7 Preferred Stock, convertible into up to 250,000 shares of Common Stock within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker), and (ii) warrants to purchase up to 1,500,000 shares of Common Stock exercisable within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker).

(5)	Based on certain information made available to the Company. The address of The Hewlett Fund LP is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570. The Hewlett Fund LP is the beneficial owner of 333 shares of Series H-7 Preferred Stock, convertible into up to 166,500 shares of Common Stock within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker), and warrants to purchase up to 1,000,000 shares of Common Stock exercisable within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker).

(6)	Based on certain information made available to the Company. The address of Mainfield Enterprises Inc. is Ariel House, 74 Charlotte Street, London W1T4QJ, United Kingdom. Mainfield Enterprises Inc. is the beneficial owner of 417 shares of Series H-7 Preferred Stock, convertible into up to 208,500 shares of Common Stock within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker), and warrants to purchase up to 1,250,000 shares of Common Stock exercisable within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker).

(7)	Based on a Schedule 13G/A jointly filed on February 14, 2025, by Richard Abbe (“Mr. Abbe”), Kimberly Page (“Ms. Page”) and Iroquois Capital Management L.L.C. and on certain information made available to the Company. Shares beneficially owned by Iroquois Capital Investment Group LLC (“ICIG”) include (i) 58,118 shares of Common Stock, (ii) warrants exercisable within 60 days of the Record Date to purchase up to 1,403,045 shares of Common Stock (subject to a 9.99% beneficial ownership blocker), (iii) 17 shares of Series H-6 Preferred Stock, convertible into up to 213 shares of Common Stock within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker), and (iv) 4,500 shares of Series H-7 Preferred Stock, convertible within 60 days of the Record Date into up to 2,250,000 shares of Common Stock (subject to a 9.99% beneficial ownership blocker). Shares beneficially owned by Iroquois Master Fund Ltd. (“IMF”) include (i) 32,181 shares of Common Stock, (ii) warrants exercisable within 60 days of the Record Date to purchase up to 2,665,016 shares of Common Stock (subject to a 9.99% beneficial ownership blocker), (iii) 33 shares of Series H-6 Preferred Stock, convertible into up to 413 shares of Common Stock within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker), and (iv) 2,500 shares of Series H-7 Preferred Stock, convertible within 60 days of the Record Date into up to 1,250,000 shares of Common Stock (subject to a 9.99% beneficial ownership blocker). Mr. Abbe exercises sole voting and dispositive power over the shares held by ICIG and shares voting and dispositive power over the shares held by IMF with Ms. Page. As such, Mr. Abbe may be deemed to be the beneficial owner of all shares of Common Stock held by and underlying the warrants and shares of preferred stock (each subject to certain beneficial ownership blockers) held by ICIG and IMF and Ms. Page may be deemed to be the beneficial owner of all shares of Common Stock held by and underlying the warrants and shares of preferred stock (each subject to certain beneficial ownership blockers) held by IMF.

(8)	Mr. Devlin’s total includes 12,933 shares of Common Stock and 14,083 shares of Common Stock issuable upon the settlement of vested restricted stock units.

(9)	Mr. Giordano’s total includes 14,197 shares of Common Stock and 14,083 shares of Common Stock issuable upon the settlement of vested restricted stock units.

(10)	Mr. Walker’s total includes 7,842 shares of Common Stock and 14,083 shares of Common Stock issuable upon the settlement of vested restricted stock units.

(11)	Mr. Joseph’s total includes 11,037 shares of Common Stock and 14,083 shares of Common Stock issuable upon the settlement of vested restricted stock units.

(12)	Mr. Silverman’s total includes 24,770 shares of Common Stock and 24,667 shares of Common Stock issuable upon the settlement of vested restricted stock units.

(13)	Mr. Schiffman’s total includes 13,449 shares of Common Stock and 14,083 shares of Common Stock issuable upon the settlement of vested restricted stock units.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEC rules require us to disclose any transaction since January 1, 2023, or currently proposed transaction in which we are a party and in which any related person has or will have a direct or indirect material interest involving an amount that exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons.

Beginning August 2024, Gilbert Villarreal, the president of AYRO Operating Company, Inc., through GLV Ventures and Electric Power, entities owned and controlled by Mr. Villarreal, has been providing consulting services to the Company in connection with the reengineering of the Company’s Vanish at a rate of $30,000 per month. As of December 31, 2024, the Company has paid Mr. Villarreal an aggregate of $270,325 for such services performed, which is in addition to the compensation paid to Mr. Villarreal as President of AYRO Operating Company, Inc.

August 2023 Private Placement

On August 7, 2023, the Company entered into a securities purchase agreement (the “Series H-7 Purchase Agreement”) with certain existing investors (the “Investors”), pursuant to which the Company agreed to sell to the Investors (i) an aggregate of 22,000 shares of Series H-7 Preferred Stock, initially convertible into up to an aggregate of 2,750,000 shares of Common Stock at an initial conversion price of $8.00 per share, subject to adjustment, and (ii) warrants (the “Warrants”) initially exercisable for up to an aggregate of 2,750,000 shares of Common Stock at an initial exercise price of $8.00 per share, subject to adjustment (collectively, the “Private Placement”). Following the 2023 Reverse Stock Split (as defined herein), the conversion price for the Series H-7 Preferred Stock was reduced to $2.00 per share pursuant to the terms of the Series H-7 Preferred Stock Certificate of Designations and the exercise price for the warrants was reduced to $2.00 per share pursuant to the terms of the warrants. The Private Placement closed on August 10, 2023. The aggregate gross proceeds from the Private Placement were approximately $22 million. In connection with the Private Placement, the Company received investments of (i) $14.0 million from affiliates of Mr. Abbe and Iroquois Capital Management L.L.C., (ii) $3.0 million from Alpha Capital Anstalt and (iii) $2.0 million from The Hewlett Fund LP, each of whom is the beneficial owner of 5.0% or more of our Common Stock.

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EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of the Record Date:

Name	Age	Position with the Company
Joshua Silverman	54	Executive Chairman, Principal Executive Officer
Joseph Ramelli	56	Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer
Gilbert Villarreal	59	President of AYRO Operating Company, Inc.

Mr. Silverman’s biography is incorporated by reference from page 9 of this Proxy Statement.

Joseph Ramelli. Mr. Ramelli was appointed Chief Financial Officer in August 2024. Mr. Ramelli has nearly 30 years of experience in the Biotechnology, Biopharmaceutical and Financial Services industries. He is a seasoned investor and consultant who specializes in business strategic planning and development, capital raising, talent acquisition, and corporate governance. Mr. Ramelli is currently an investor and strategic advisor with Ramelli Asset Management. Since 2023, Mr. Ramelli has also served as the Vice President of Business Development at Origin Agritech Ltd. Previously, Mr. Ramelli served as Interim Chief Financial Officer from 2020 to 2021 and was a founding member of ValenzaBio, a privately held biopharmaceutical company, where he established and grew all the finance functions of the company. He also served as Chief Executive Officer of Marina Biotech from 2016 to 2018 where he helped close a business development deal to keep the company afloat and negotiated and closed merger to navigate the company out of bankruptcy and forge a successful path forward. Mr. Ramelli also has over 15 years of experience in varied roles at investment firms. Mr. Ramelli graduated from the University of California, Santa Barbara with a B.A. in Business Economics.

Gilbert Villarreal. Mr. Ramelli was appointed to the position of President of the Company’s subsidiary, AYRO Operating Company, Inc., effective as August 21, 2024, and previously served as a former consultant to the Company. Mr. Villarreal has over 32 years of wide manufacturing experience that spreads from Aerospace, Automotive, and Marine industries. As an industrialist with a diverse portfolio, Mr. Villarreal has successfully restructured companies in both the automotive and marine yacht building industries. Mr. Villarreal is the co-founder and chief executive officer of VLF Automotive LLC. Mr. Villarreal is also the founder of GLV Ventures, a leader in the design and production of a variety of vehicles including electric vehicles. The Company is known for its advanced manufacturing in a timely, cost-effective manner. Founded by Mr. Villarreal, GLV Ventures has operated in the space for 25 years. GLV and its affiliate, EVESSA, are Tier 1 consulting and manufacturing companies that have produced electric vehicles and non-electric vehicles for several of the leading OEMs and Fortune 100 companies. Mr. Villarreal is a former United States Marine and holds a B.A. in Business Administration. After serving active duty in the Marine Air Wing as an Aircraft Aviation Specialist on numerous Naval aircraft, Mr. Villarreal continued his career in aerospace with the Boeing Aircraft Company on the 767 and 747 aircraft production lines in Everett, Washington. After 10 years in Aerospace manufacturing, Mr. Villarreal transitioned into the automotive and marine industries with UTA “United Technologies Automotive” with The Becker Group, and as the chief executive officer with Acord Incorporated, a leader in automotive interior trim systems and chief executive officer of Concorde Marine, a luxury yacht manufacturer in Washington State.

There is no arrangement or understanding between any of our officers identified above and any other person pursuant to which he was selected as an officer. None of the officers identified above is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as described in Certain Relationships and Related Person Transactions herein.

Compensation Philosophy and Process

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers and making compensation decisions with respect to such executive officers lies with our Compensation and Human Resources Committee. In the fiscal year ended December 31, 2024, the Company did not retain the services of any compensation consultants.

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The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our size and available resources. In the fiscal year ended December 31, 2024, we designed our executive compensation program to achieve the following objectives:

●	attract and retain executives experienced in developing and delivering products such as our own;
●	motivate and reward executives whose experience and skills are critical to our success;
●	reward performance; and
●	align the interests of our executive officers and other key employees with those of our stockholders by motivating our executive officers and other key employees to increase stockholder value.

Summary Compensation Table

The following table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2024 and 2023 by (i) all individuals who served as our PEO during the fiscal year ended December 31, 2024, (ii) if applicable, our two most highly compensated executive officers, other than individuals who served as our PEO, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2024, with compensation during the fiscal year ended December 31, 2024 of $100,000 or more, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2024 (the individuals falling within categories (i), (ii) and (iii), the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All other compensation ($)	Total ($)
Joshua Silverman (2)	2024	280,000	-	180,132	-	-	460,132
Executive Chairman and Principal Executive Officer; Former Interim Principal Financial Officer and Principal Accounting Officer	2023	132,996	-	148,000	-	-	280,996

Thomas M. Wittenschlaeger (3)	2024	-	-	-	-	394,800	394,800
Former Chief Executive Officer	2023	268,333	-	-	-	-	268,333

David E. Hollingsworth (4)	2024	45,000	-	-	-	187,500	232,500
Former Chief Financial Officer and Former Interim President of AYRO Operating	2023	231,667	71,000	-	-	-	302,667

(1)	The dollar amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions underlying the determination of fair value of the awards are set forth in Note 3 of the financial statements included in our Annual Report on Form 10-K filed with the SEC on March 31, 2025.

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(2)	Mr. Silverman was appointed as an officer of the Company effective as of December 13, 2023. Prior to such date, Mr. Silverman served as Chairman of the Board.

On February 1, 2023, in connection with Mr. Silverman’s service as a non-employee director and Chairman of the Board, and pursuant to the Plan, the Company issued to Mr. Silverman 24,667 shares of restricted stock. Such shares vested in four equal installments on each quarterly anniversary of the date of the grant, subject to the provision that Mr. Silverman had continuously provided services to the Company through that date.

On March 1, 2024, in connection with Mr. Silverman’s appointment to the position of Interim Principal Financial Officer and Principal Accounting Officer and Mr. Silverman’s service as the Company’s Executive Chairman and Principal Executive Officer, the Board increased Mr. Silverman’s annual cash compensation to $280,000, effective as of December 1, 2023. Since the appointment of Mr. Ramelli to the position of Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, effective as of August 21, 2024, Mr. Silverman no longer serves the position of Interim Principal Financial Officer or Principal Accounting Officer.

On December 2, 2024, in connection with Mr. Silverman’s service as non-employee director and Chairman of the Board, and pursuant to the Plan, the Company issued to Mr. Silverman 243,420 shares of restricted stock. Such shares vested immediately.

(3)	Mr. Wittenschlaeger resigned effective as of December 13, 2023.

(4)	Mr. Hollingsworth was appointed as an officer of the Company effective as of January 14, 2022. Mr. Hollingsworth separated from his position with the Company effective as of March 1, 2024.

In connection with Mr. Hollingsworth’s appointment as Interim President of AYRO Operating, effective as of December 13, 2023, Mr. Hollingsworth’s base salary was increased to $270,000 per annum, and Mr. Hollingsworth was paid a one-time cash bonus of $25,000.

Narrative Disclosure to Summary Compensation Table

The material terms of the employment agreements and the independent contractor agreements with the Named Executive Officers of the Company are summarized below.

Terms of Employment of Joshua Silverman

On December 14, 2023, the Board appointed Mr. Silverman to the position of Executive Chairman and Principal Executive Officer, effective as of December 13, 2023. Mr. Silverman was not provided any additional compensation at such time for his service as Executive Chairman and Principal Executive Officer. On March 1, 2024, in connection with the separation of Mr. Hollingsworth from his position with the Company, the Board appointed Mr. Silverman to the position of Interim Principal Financial Officer and Principal Accounting Officer. In consideration of such appointment and Mr. Silverman’s service as the Company’s Executive Chairman and Principal Executive Officer, the Board increased Mr. Silverman’s annual cash compensation to $280,000, effective as of December 1, 2023. Since the appointment of Mr. Ramelli to the position of Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, effective as of August 21, 2024, Mr. Silverman no longer serves the position of Interim Principal Financial Officer or Principal Accounting Officer.

Executive Employment Agreement with Thomas M. Wittenschlaeger

On September 23, 2021, the Company entered into an executive employment agreement (the “Wittenschlaeger Employment Agreement”) with Mr. Wittenschlaeger setting forth the terms and conditions of Mr. Wittenschlaeger’s employment as the Company’s Chief Executive Officer, effective September 23, 2021. Pursuant to the Wittenschlaeger Employment Agreement, Mr. Wittenschlaeger served as the Chief Executive Officer of the Company for a two-year initial term commencing on September 23, 2021, which term may be renewed for up to three successive one-year terms, unless earlier terminated by either party in accordance with the terms of the Wittenschlaeger Employment Agreement. Subject to the approval of the Company’s stockholders, Mr. Wittenschlaeger also served as a member of the Board.

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The Wittenschlaeger Employment Agreement provided that Mr. Wittenschlaeger was entitled to receive an annual base salary of two hundred-eighty thousand dollars ($280,000), payable in equal installments semi-monthly pursuant to the Company’s normal payroll practices. For the 2021 fiscal year, Mr. Wittenschlaeger was eligible to receive a partial bonus as determined by the Board, based upon the achievement of short-term target objectives and performance criteria as agreed upon by Mr. Wittenschlaeger and the Board, with such partial bonus payable no later than March 15, 2022. Mr. Wittenschlaeger was also eligible to receive, for subsequent fiscal years during the term of his employment, periodic bonuses up to 50% of his annual base salary upon achievement of target objectives and performance criteria, payable on or before March 15 of the fiscal year following the fiscal year to which the bonus relates. For the fiscal year ended December 31, 2022, Mr. Wittenschlaeger was awarded a bonus of $132,500. Targets and performance criteria were to be established by the Board after consultation with Mr. Wittenschlaeger, but the evaluation of Mr. Wittenschlaeger’s performance was to be at the Board’s sole discretion. The Wittenschlaeger Employment Agreement also entitled Mr. Wittenschlaeger to receive customary benefits and reimbursement for ordinary business expenses and relocation expenses of $15,000.

In connection with Wittenschlaeger’s appointment and as an inducement to enter into the Wittenschlaeger Employment Agreement, the Company granted Mr. Wittenschlaeger 56,250 shares of the Company’s restricted common stock, pursuant to a restricted stock award agreement entered into by the Company with Mr. Wittenschlaeger on September 23, 2021, which shares would vest in tranches of 11,250 shares upon the achievement of certain stock price, market capitalization and business milestones.

The Company was entitled to terminate Mr. Wittenschlaeger’s employment due to death or disability, for cause (as defined in the Wittenschlaeger Employment Agreement) at any time after providing written notice to Mr. Wittenschlaeger, and without cause at any time upon thirty days’ written notice. Mr. Wittenschlaeger was entitled to terminate his employment without good reason (as defined in the Wittenschlaeger Employment Agreement) at any time upon thirty days’ written notice or with good reason, which requires delivery of a notice of termination within ninety days after Mr. Wittenschlaeger first learns of the existence of the circumstances giving rise to good reason, and failure of the Company to cure the circumstances giving rise to the good reason within thirty days following delivery of such notice.

If Mr. Wittenschlaeger’s employment were terminated by the Company for cause or if Mr. Wittenschlaeger resigns, Mr. Wittenschlaeger would be entitled to receive, within thirty days of such termination, any accrued but unpaid base salary and expenses required to be reimbursed pursuant to the Wittenschlaeger Employment Agreement. If Mr. Wittenschlaeger’s employment were terminated due to his death or disability, Mr. Wittenschlaeger or his estate would receive the accrued obligation Mr. Wittenschlaeger would have received upon termination by the Company for cause or by Mr. Wittenschlaeger by resignation, and any earned, but unpaid, bonus for services rendered during the year preceding the date of termination.

If Mr. Wittenschlaeger’s employment were terminated by the Company without cause (as defined in the Wittenschlaeger Employment Agreement) or upon non-renewal or by Mr. Wittenschlaeger for good reason, Mr. Wittenschlaeger would be entitled to receive the accrued obligation Mr. Wittenschlaeger would have received upon termination by the Company for cause or by Mr. Wittenschlaeger by resignation, and any earned, but unpaid, bonus for services rendered during the year preceding the date of termination. In addition, subject to compliance with the restrictive covenants set forth in the Wittenschlaeger Employment Agreement and the execution of a release of claims in favor of the Company, the Company would be required to pay the following severance payments and benefits: (i) an amount equal to twelve months’ base salary, payable in equal monthly installments over a twelve-month severance period; (ii) an amount equal to the greater of (x) the most recent annual bonus earned by Mr. Wittenschlaeger, (y) the average of the immediately preceding two year’s annual bonuses earned by Mr. Wittenschlaeger, or (z) if Mr. Wittenschlaeger’s termination of employment occurred during the first calendar year of the initial employment term before any annual bonus for a full twelve-month period of service has been paid, then the target bonus Mr. Wittenschlaeger would be eligible for under the Wittenschlaeger Employment Agreement; provided that, other than the first year of the Wittenschlaeger Employment Agreement, no bonus amount would be payable if the bonuses for the year of termination are subject to achievement of performance goals and such performance goals had not been achieved by the Company for such year; and (iii) an amount intended to assist Mr. Wittenschlaeger with his post-termination health coverage, provided, however, that he would be under no obligation to use such amounts to pay for continuation of coverage under the Company’s group health plan pursuant to COBRA.

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If Mr. Wittenschlaeger’s employment were terminated by the Company without cause or by Mr. Wittenschlaeger for good reason or upon non-renewal within 12 months following a change in control (as defined in the Wittenschlaeger Employment Agreement), Mr. Wittenschlaeger would be entitled to receive the severance payments and benefits he would receive in the event that the Company were to terminate Mr. Wittenschlaeger’s employment without cause or upon non-renewal or by Mr. Wittenschlaeger for good reason set forth above. In addition, certain performance milestones for his equity award would be waived, and certain unvested restricted shares would immediately vest and no longer be subject to any holding period.

The Wittenschlaeger Employment Agreement also contained customary provisions relating to, among other things, confidentiality, non-competition, non-solicitation, non-disparagement, and assignment of inventions requirements.

General Release and Severance Agreement

On December 11, 2023, Mr. Wittenschlaeger tendered his resignation from his roles as an officer, employee and director of the Company, effective as of December 13, 2023 (the “Wittenschlaeger Effective Date”). In connection with Mr. Wittenschlaeger’s resignation, the Company and Mr. Wittenschlaeger entered into a General Release and Severance Agreement, dated December 13, 2023 (the “Wittenschlaeger Separation Agreement”). Pursuant to the Wittenschlaeger Separation Agreement, Mr. Wittenschlaeger was entitled to (1) severance pay in the amount of 12 months of his base salary of $280,000, less all lawful and authorized withholdings and deductions, to be paid in 12 equal monthly installments, (2) a bonus payment in the amount of $114,800, less all lawful and authorized withholdings and deductions, and (3) reimbursement for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) for a period of up to 12 months following the Wittenschlaeger Effective Date, provided that Mr. Wittenschlaeger has not obtained subsequent employment with comparable or better medical, vision and dental coverage.

In exchange for the consideration provided to Mr. Wittenschlaeger in the Wittenschlaeger Separation Agreement, Mr. Wittenschlaeger and the Company agreed to mutually waive and release any claims in connection with Mr. Wittenschlaeger’s employment, separation and resignation from the Company. In connection with the execution of the Wittenschlaeger Separation Agreement, the Wittenschlaeger Employment Agreement was terminated; provided, however, that certain surviving customary confidentiality provisions and restrictive covenants remain in full force and effect. The Wittenschlaeger Separation Agreement also provided for certain customary covenants regarding confidentiality and non-disparagement.

Executive Employment Agreement with David E. Hollingsworth

In connection with Mr. Hollingsworth’s appointment as the Company’s Chief Financial Officer, on August 23, 2022, the Company entered into an executive employment agreement (the “Hollingsworth Employment Agreement”) with Mr. Hollingsworth setting forth the terms and conditions of Mr. Hollingsworth’s employment, effective August 23, 2022. The Hollingsworth Employment Agreement provided that Mr. Hollingsworth would serve as the Chief Financial Officer of the Company for a two-year initial term commencing on August 23, 2022, which term may be renewed for up to two successive one-year terms, unless earlier terminated by either party in accordance with the terms of the Hollingsworth Employment Agreement.

The Hollingsworth Employment Agreement provided that Mr. Hollingsworth was entitled to receive an annual base salary of two hundred-thirty thousand dollars ($230,000), payable in equal installments semi-monthly pursuant to the Company’s normal payroll practices. For each fiscal year during the term of his employment, Mr. Hollingsworth was eligible to receive periodic bonuses of up to 40% of his annual base salary upon achievement of target objectives and performance criteria, payable on or before March 15 of the fiscal year following the fiscal year to which the bonus relates. Targets and performance criteria were to be established by the Board after consultation with Mr. Hollingsworth and the Company’s Chief Executive Officer, but the evaluation of Mr. Hollingsworth’s performance would be at the Board’s sole discretion. For the fiscal year ended December 31, 2022, Mr. Hollingsworth was awarded a bonus of $87,100. The Hollingsworth Employment Agreement also entitled Mr. Hollingsworth to receive customary benefits and reimbursement for ordinary business expenses.

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In connection with Mr. Hollingsworth’s appointment and as an inducement to enter into the Hollingsworth Employment Agreement, the Company granted Mr. Hollingsworth 12,500 shares of the Company’s restricted common stock at a value of $0.24 per share, which shares would vest in tranches of 3,125 shares upon the achievement of certain stock price, market capitalization and business milestones.

The Company was entitled to terminate Mr. Hollingsworth’s employment due to death or disability, for cause (as defined in the Hollingsworth Employment Agreement) at any time after providing written notice to Mr. Hollingsworth, and without cause at any time upon thirty days’ written notice. Mr. Hollingsworth was entitled to terminate his employment without good reason (as defined in the Hollingsworth Employment Agreement) at any time upon thirty days’ written notice or with good reason, which required delivery of a notice of termination within ninety days after Mr. Hollingsworth first learned of the existence of the circumstances giving rise to good reason, and failure of the Company to cure the circumstances giving rise to the good reason within thirty days following delivery of such notice.

If Mr. Hollingsworth’s employment were terminated by the Company for cause, as a result of Mr. Hollingsworth’s resignation or as a result of the expiration of the term of the Hollingsworth Employment Agreement, Mr. Hollingsworth would be entitled to receive, within thirty days of such termination, any accrued but unpaid base salary and expenses required to be reimbursed pursuant to the Hollingsworth Employment Agreement. If Mr. Hollingsworth’s employment were terminated due to his death or disability, Mr. Hollingsworth or his estate would be entitled to receive the accrued obligations Mr. Hollingsworth would have received upon termination by the Company for cause or by Mr. Hollingsworth by resignation, and any earned, but unpaid, bonus for services rendered during the year preceding the date of termination.

If Mr. Hollingsworth’s employment were terminated by the Company without cause (as defined in the Hollingsworth Employment Agreement) or by Mr. Hollingsworth for good reason, Mr. Hollingsworth would be entitled to receive the accrued obligations he would have received upon termination by the Company for cause or by Mr. Hollingsworth by resignation, and any earned, but unpaid, bonus for services rendered during the year preceding the date of termination. In addition, subject to compliance with the restrictive covenants set forth in the Hollingsworth Employment Agreement and the execution of a release of claims in favor of the Company, the Company would be required to pay the following severance payments and benefits: (i) an amount equal to twelve months’ base salary, payable in equal monthly installments over a twelve-month severance period; (ii) an amount equal to the greater of (x) the most recent annual bonus earned by Mr. Hollingsworth, (y) the average of the immediately preceding two year’s annual bonuses earned by Mr. Hollingsworth, or (z) if Mr. Hollingsworth’s termination of employment occurred during the first calendar year of the initial employment term before any annual bonus for a full twelve-month period of service has been paid, then the target bonus Mr. Hollingsworth would be eligible for under the Hollingsworth Employment Agreement; provided that no bonus amount would be payable if the bonuses for the year of termination are subject to achievement of performance goals and such performance goals were not achieved by the Company for such year; and (iii) an amount intended to assist Mr. Hollingsworth with his post-termination health coverage, provided, however, that he was under no obligation to use such amounts to pay for continuation of coverage under the Company’s group health plan pursuant to COBRA.

The Hollingsworth Employment Agreement also contained customary provisions relating to, among other things, confidentiality, non-competition, non-solicitation, non-disparagement, and assignment of inventions requirements.

Appointment as Interim President of AYRO Operating

On December 14, 2023, the Board of appointed Mr. Hollingsworth as Interim President of AYRO Operating, effective as December 13, 2023. In connection with Mr. Hollingsworth’s appointment, his base salary was increased to $270,000 per annum, and Mr. Hollingsworth was paid a one-time cash bonus of $25,000.

General Release and Severance Agreement

On March 1, 2024, of the Company and Mr. Hollingsworth mutually agreed on the separation of Mr. Hollingsworth from his position with the Company, effective as of March 1, 2024, pursuant to a General Release and Severance Agreement (the “Hollingsworth Separation Agreement”). Pursuant to the Hollingsworth Separation Agreement, Mr. Hollingsworth was entitled to severance pay in the amount of $225,000, less all lawful and authorized withholdings and deductions, to be paid in 12 equal monthly installments.

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In exchange for the consideration provided to Mr. Hollingsworth in the Hollingsworth Separation Agreement, Mr. Hollingsworth agreed to waive and release any claims in connection with Mr. Hollingsworth’s employment, separation and resignation from the Company. In connection with the execution of the Hollingsworth Separation Agreement, the Hollingsworth Employment Agreement was terminated; provided, however, that certain surviving customary confidentiality provisions and restrictive covenants remain in full force and effect. The Hollingsworth Separation Agreement also provided for certain customary covenants regarding confidentiality and non-disparagement.

Appointment of Gilbert Villarreal

On August 21, 2024, Gilbert Villarreal was appointed to the position of President of the Company’s subsidiary, Ayro Operating Company, Inc. (“Operating Subsidiary”), effective as August 21, 2024. In connection with Mr. Villarreal’s appointment, Mr. Villarreal is entitled to compensation of $30,000 per month, which may be increased to $50,000 per month if Mr. Villarreal is requested to work on the reengineering of the Company’s product, the Vanish.

There is no arrangement or understanding between Mr. Villarreal and any other person pursuant to which he was appointed as President. There is no family relationship between Mr. Villarreal and any director or executive officer of the Company or Operating Subsidiary. There are no transactions between Mr. Villarreal and the Company or Operating Subsidiary that would be required to be reported under Item 404(a) of Regulation S-K of the Exchange Act.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to all unexercised stock options and unvested shares of restricted stock outstanding owned by the Named Executive Officers as of December 31, 2024.

Named Executive Officer or Director	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price($)	Option expiration date	Number of shares or units of stock that have not yet vested (#)	Market value of shares or units of stock that have not vested($)
Joshua Silverman Executive Chairman, Principal Executive Officer	-	-	-	-	-	$-
Thomas M. Wittenschlaeger Former Chief Executive Officer	-	-	-	-	-	$-
David E. Hollingsworth Former Chief Financial Officer and Former Interim President of AYRO Operating	-	-	-	-	-	$-

Retirement Benefits

We do not currently have plans providing for the payment of retirement benefits to our officers or directors, other than as described under “Narrative Disclosure to Summary Compensation Table” above.

Change in Control Agreements

We do not currently have any change-of-control or severance agreements with any of our executive officers or directors, other than as described under “Narrative Disclosure to Summary Compensation Table” above. In the event of the termination of employment of the Named Executive Officers, any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination, other than as described under “Narrative Disclosure to Summary Compensation Table” above.

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Equity Compensation Plan Information

The following table provides certain information as of December 31, 2024, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

	Equity Compensation Plan Information
	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category:
Equity compensation plans approved by security holders: AYRO, Inc. Long-Term Incentive Plan (Options and Restricted Stock)(1)	1,191,040	3,038,916
Equity compensation plans not approved by security holders: 2017 LTIP (Options) (2)	-	-
Equity compensation plans approved by security holders: 2014 DropCar (Options) (3)	7,666	-
Other equity compensation plans not approved by security holders	-	-
Total	1,198,706	3,038,916

(1)	Represents 628,098 shares of common stock issuable upon exercise of options, warrants and rights, and 562,992 outstanding shares of restricted stock under the AYRO, Inc. Long-Term Incentive Plan, as amended.

(2)	Represents shares of common stock issuable upon exercise of options under the AYRO, Inc. 2017 Long Term Incentive Plan adopted by AYRO Operating prior to the Merger (as amended, “2017 LTIP,” or “AYRO Operating Equity Plan”).

(3)	Represents shares of common stock issuable upon exercise of options under the DropCar Amended and Restated 2014 Equity Incentive Plan (as amended, “2014 DropCar”).

AYRO, Inc. Long-Term Incentive Plan

On May 28, 2020, the Company’s stockholders approved the AYRO, Inc. Long Term Incentive Plan for future grants of incentive stock options, nonqualified stock, stock appreciation rights, restricted stock, restricted stock units, performance and other awards.

The Company has reserved a total of 1,229,956 shares of its common stock pursuant to the AYRO, Inc. Long-Term Incentive Plan, as amended, including shares of restricted stock that have been previously issued. On December 30, 2024, the Company’s stockholder approved an amendment to the AYRO, Inc. 2020 Long-Term Incentive Plan to increase the reserved shares of its common stock by 3,000,000, to a total of 4,229,956 shares. The Company has 3,038,916 shares available for future issuance remaining under this plan as of December 31, 2024.

For a description of the Plan, see “Incentive Plan Amendment Proposal.”

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AYRO Operating Equity Plan

Pursuant to the Agreement and Plan of Merger, dated December 19, 2019 (the “Merger Agreement”), by and among the Company, previously known as DropCar, Inc. (“DropCar”), ABC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and AYRO Operating Company, a Delaware corporation previously known as AYRO, Inc. (“AYRO Operating”), Merger Sub was merged with and into AYRO Operating, with each issued and outstanding share of AYRO Operating’s common stock, including shares underlying AYRO Operating’s outstanding equity awards and warrants, being converted into the right to receive 1.3634 shares (the “Exchange Ratio”) of the Company’s Common Stock, and with AYRO Operating continuing after the merger as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”). Pursuant to the Merger Agreement, effective as of the effective time of the Merger, we assumed the AYRO Operating Equity Plan, assuming all of AYRO Operating’s rights and obligations with respect to the options issued thereunder. Immediately thereafter, we terminated the AYRO Operating Equity Plan.

Effective as of 6:05 pm Eastern Time on May 26, 2020, we filed an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the issued and outstanding shares of our common stock, at a ratio of one share for ten shares. Immediately following the reverse stock split, we issued a stock dividend of one share of the Company’s common stock for each outstanding share of common stock to all holders of record immediately following the effective time of the reverse stock split. The net result of the reverse stock split and the stock dividend was a 1-for-5 reverse stock split (the “2020 Reverse Split”).

The AYRO Operating Equity Plan, effective as of January 1, 2017, allowed for the granting of a variety of equity-based awards to provide AYRO Operating with flexibility in attracting and retaining key employees, consultants, and nonemployee directors and to provide such persons with additional incentive opportunities designed to enhance AYRO Operating’s profitable growth. Consequently, the AYRO Operating Equity Plan primarily provided for the granting of incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, other stock-based awards, or a combination of the foregoing.

Authorized Shares. At inception, a total of 125,000 shares of AYRO Operating common stock (without giving effect to the Exchange Ratio or the 2020 Reverse Stock Split that occurred immediately after the effective time of the Merger or 2023 Reverse Stock Split (as defined herein)), were authorized for issuance under the AYRO Operating Equity Plan. The AYRO Operating Equity Plan was amended from time to time to increase the maximum number of shares authorized for issuance under the AYRO Operating Equity Plan. A total of 6,410,000 shares of common stock were authorized under the AYRO Operating Equity Plan, without giving effect to the Exchange Ratio or the 2020 Reverse Stock Split that occurred immediately after the effective time of the Merger or the 2023 Reverse Stock Split (as defined herein).

Plan Administration. As permitted by the terms of the AYRO Operating Equity Plan, the AYRO Operating board of directors delegated administration of the AYRO Operating Equity Plan to the compensation committee of AYRO Operating’s board of directors (the “AYRO Operating Committee”). As used herein with respect to the AYRO Operating Equity Plan, the term “AYRO Operating Committee” refers to any committee AYRO Operating’s board of directors may have appointed to administer the AYRO Operating Equity Plan as well as to the board of directors itself. Subject to the provisions of the AYRO Operating Equity Plan, the AYRO Operating Committee had the power to construe and interpret the AYRO Operating Equity Plan and awards granted under it and to determine the persons to whom and the dates on which awards would have been granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may have been exercised, the exercise price, the type of consideration to have been paid, and the other terms and provisions of each award, which need not have been identical. All decisions, determinations and interpretations by the AYRO Operating Committee regarding the AYRO Operating Equity Plan and any awards granted under it were final, binding and conclusive on all participants or other persons claiming rights under the AYRO Operating Equity Plan or any award.

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Options. Options granted under the AYRO Operating Equity Plan may (i) either have been “incentive stock options” within the meaning of Section 422 of the Code, or “nonqualified stock options,” and (ii) became exercisable in cumulative increments (“vest”) as determined by the AYRO Operating Committee. Such increments may have been based on continued service to AYRO Operating over a certain period of time, the occurrence of certain performance milestones, or other criteria as determined by the Committee. Options granted under the AYRO Operating Equity Plan may have been subject to different vesting terms. The AYRO Operating Committee generally had the power to accelerate the time during which an option may have vested or have been exercised. Options may not have had an exercise price per share of less than 100% (110% in the case of a participant who owned more than 10% of the combined voting power of AYRO Operating or an affiliate (a “10% Stockholder”)) of the fair market value of a share of AYRO Operating common stock on the date of grant or a term longer than ten years (five years in the case of a 10% Stockholder). To the extent provided by the terms of an option, a participant may have satisfied any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing AYRO Operating to withhold a portion of the stock otherwise issuable to the participant upon exercise, or by such other method as may be set forth in the option agreement or authorized by the AYRO Operating Committee. The treatment of options under the AYRO Operating Equity Plan upon a participant’s termination of employment with or service to AYRO Operating were set forth in the applicable award agreement, which typically provided that the options will terminate three months after a termination of employment or service. Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death. Non-qualified stock options are transferable to certain permitted transferees (as provided in the AYRO Operating Equity Plan) to the extent included in the option award agreement.

Restricted Stock and Restricted Stock Unit Awards. Subject to certain limitations, the AYRO Operating Committee was authorized to grant awards of restricted stock and restricted stock units, which were rights to receive shares of AYRO Operating common stock or cash, as determined by the AYRO Operating Committee and as set forth in the applicable award agreement, upon the settlement of the restricted stock units at the end of a specified time period. The AYRO Operating Committee may have imposed any restrictions or conditions upon the vesting of restricted stock or restricted stock unit awards, or that delay the settlement of a restricted stock unit award after it vests, that the AYRO Operating Committee deemed appropriate and in accordance with the requirements of Section 409A of the Code and the regulations and other authoritative guidance issued thereunder. Dividend equivalents may have been credited in respect of shares covered by a restricted stock or a restricted stock unit award, as determined by the AYRO Operating Committee. At the discretion of the AYRO Operating Committee, such dividend equivalents may have been converted into additional shares covered by restricted stock or restricted stock units, as applicable. If a restricted stock or restricted stock unit award recipient’s employment or service relationship with AYRO Operating terminated, any unvested portion of the restricted stock or restricted stock unit award would be forfeited, unless the participant’s award agreement provided otherwise. Restricted stock and restricted stock unit awards are generally not transferable except (i) by will or by the laws of descent and distribution or (ii) to certain permitted transferee, to the extent provided in the award agreement.

Other Awards. Other awards permitted under the AYRO Operating Equity Plan included stock appreciation rights, bonus stock, dividend equivalents, and other stock-based awards that were denominated or payable in, valued in whole or in part by reference to or otherwise based on or related to AYRO Operating common stock.

Certain Adjustments; Change in Control. In connection with any reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or other change in AYRO Operating’s capital structure, the AYRO Operating Committee would have appropriately adjusted the type(s), class(es) and number of shares of common stock subject to the AYRO Operating Equity Plan (and the other share limits contained therein), and any outstanding awards would also be appropriately adjusted as to the type(s), class(es), number of shares and exercise price per share of common stock subject to such awards.

In the event of a “Change in Control” (as defined in the AYRO Operating Equity Plan), the AYRO Operating Committee would have approved, without the consent or approval of any participant, one or more of the following alternatives with respect to outstanding awards under the AYRO Operating Equity Plan: (i) accelerate the time at which outstanding awards may be exercised, whether in full or in part, or for a limited period of time on or before a specified date after which date all unexercised awards and all rights of holders thereunder shall terminate; (ii) require the surrender of some or all of a participant’s outstanding awards, upon which such awards shall be cancelled and the participant shall receive an amount in cash equal to the positive difference, if any, between the underlying stock’s then current fair market value over the award’s exercise or purchase price, as applicable; or (iii) make such adjustments to outstanding awards as the AYRO Operating Committee deemed appropriate to reflect such Change in Control. Any determination of the AYRO Operating Committee with regard to any outstanding awards under the AYRO Operating Equity Plan in connection with a Change in Control would be final, binding and conclusive.

Amendment, Termination. AYRO Operating’s board of directors may have amended, altered, suspended, discontinued, or terminated the AYRO Operating Equity Plan, provided that no such amendment would have adversely affected the rights of any participant without the participant’s consent.

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PAY VERSUS PERFORMANCE

Pay Versus Performance Disclosure

The following section has been prepared in accordance with Pay Versus Performance rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Under these rules, the SEC has developed a definition of pay, referred to as Compensation Actually Paid (“CAP”). We are required to calculate CAP for our Named Executive Officers and then compare it with certain Company performance measures. Stockholders should refer to our compensation philosophy discussion in this Proxy Statement for a complete description of how executive compensation relates to Company performance measures. The Company did not consider this SEC-required Pay Versus Performance analysis and disclosure below in making its pay decisions for any of the years shown.

Pay Versus Performance Table

The following table shows the past three fiscal years’ total compensation for our Named Executive Officers as set forth in the Summary Compensation Table (“SCT”), the CAP to our Named Executive Officers, our total stockholder return (“TSR”), and our net loss. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies.

SEC rules require certain adjustments be made to the SCT totals to determine CAP as reported in the Pay Versus Performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable Named Executive Officer without restriction, but rather is a valuation calculated under applicable SEC rules. The methodology for calculating CAP as required by Item 402(v) of Regulation S-K takes into account, among others, changes in share price and its impact on the fair value of equity awards.

PAY VERSUS PERFORMANCE
Year (A)	Summary Compensation Table Total for PEO - T. Wittenschlaeger ($) (1) (b1)	Summary Compensation Table Total for PEO - J. Silverman ($) (2) (b2)	Compensation Actually Paid to PEO - T. Wittenschlaeger ($) (3) (c1)	Compensation Actually Paid to PEO - J. Silverman ($) (3) (c2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (4) (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (5) (e)	Value of Initial Fixed $100 Investment Based On: Total Stockholder Return ($) (6) (f)	Net Income ($) (7) (h)
2024	$–	$460,132	$–	$460,132	$371,048	$357,798	$5.06	$1,755,479
2023	$–	$280,996	$–	$201,052	$302,667	$324,667	$12.72	$34,160,455
2022	$396,200	$–	$92,900	$–	$263,734	$261,349	$21.97	$22,935,353

(1)	The amount listed in Column (b1) indicates all compensation received by Thomas Wittenschlaeger in 2022. Mr. Wittenschlaeger joined AYRO as PEO in 2021. Mr. Wittenschlaeger was not a PEO of Ayro in 2023 and 2024.

(2)	The amount listed in Column (b2) indicates all compensation received by Joshua Silverman in 2023 and 2024. Mr. Silverman joined AYRO as PEO at the departure of Thomas Wittenschlaeger in 2023.

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(3)	The amounts disclosed in Columns (c1) and (c2) reflect the adjustments listed in the tables below to the total amount reported in the SCT for the PEOs. Equity values are calculated in accordance with FASB ASC Topic 718. The tables below summarize the adjustments to the total amount reported in the SCT for the PEOs in calculating CAP:

T. Wittenschlaeger

Year	Less: Grant Date Fair Value of Equity Awards (a)	Plus: Year-End Fair Value of Unvested Awards Granted During the Year (b)	Plus: Year-Over-Year Change in Fair Value of Unvested Awards (c)	Plus: Vesting Date Fair Value of Current Year Awards Vesting During the Year (d)	Plus: Change in Fair Value of Prior Year Awards Vesting During the Year (e)	Total Adjustments
2022	$-	$-	$(345,600)	$-	$42,300	$(303,300)

J. Silverman

Year	Less: Grant Date Fair Value of Equity Awards (a)	Plus: Year-End Fair Value of Unvested Awards Granted During the Year (b)	Plus: Year-Over-Year Change in Fair Value of Unvested Awards (c)	Plus: Vesting Date Fair Value of Current Year Awards Vesting During the Year (d)	Plus: Change in Fair Value of Prior Year Awards Vesting During the Year (e)	Total Adjustments
2024	$(180,132)	$-	$-	$180,132	$-	$-
2023	$(148,000)	$7,192	$-	$60,864	$-	$(79,944)

(a)	Subtract the grant date fair values of the equity awards reported in the “Option Awards” column of the Summary Compensation Table for the covered fiscal year.

(b)	Add the fair values as of the end of the covered fiscal year of all equity awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year.

(c)	Add the change in fair value as of the end of the covered fiscal year of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year.

(d)	Add, for awards that are granted and vest in the same fiscal year, the fair value as of the vesting date.

(e)	Add the change in fair value as of the vesting date of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year.

(4)	For the year ended December 31, 2024, our non-PEO Named Executive Officers (“Non-PEO Named Executive Officers”) as shown in Column (d), was Gilbert Villarreal and Joseph Ramelli. For the year ended December 31, 2023, our non-PEO Named Executive Officer was David Hollingsworth. For the year ended December 31, 2022, our Non-PEO Named Executive Officers were Curt Smith, Richard Perley and David Hollingsworth.

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(5)	The amounts disclosed in Column (e) reflect the adjustments listed in the table below to the total amount reported in the SCT for Non-PEO Named Executive Officers. Equity values are calculated in accordance with FASB ASC Topic 718. The table below summarizes the adjustments to the total amount reported in the SCT for Non-PEO Named Executive Officers in calculating CAP:

Non-PEO NEOs

Year	Less: Grant Date Fair Value of Equity Awards (a)	Plus: Year-End Fair Value of Unvested Awards Granted During the Year (b)	Plus: Year-Over-Year Change in Fair Value of Unvested Awards (c)	Plus: Vesting Date Fair Value of Current Year Awards Vesting During the Year (d)	Plus: Change in Fair Value of Prior Year Awards Vesting During the Year (e)	Total Adjustments
2024	$-	$-	$-	$-	$(13,250)	$(13,250)
2023	$-	$-	$22,000	$-	$-	$22,000
2022	$(2,760)	$375	$-	$-	$-	$(2,385)

2022: David Hollingsworth, Curt Smith and Richard Perley

2023: David Hollingsworth

2024: David Hollingsworth

(a)	Subtract the grant date fair values of the equity awards reported in the “Option Awards” column of the Summary Compensation Table for the covered fiscal year.

(b)	Add the fair values as of the end of the covered fiscal year of all equity awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year.

(c)	Add the change in fair value as of the end of the covered fiscal year of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year.

(d)	Add, for awards that are granted and vest in the same fiscal year, the fair value as of the vesting date.

(e)	Add the change in fair value as of the vesting date of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year.

(6)	The Company’s cumulative TSR, as indicated in Column (f), assumes $100 was invested in the Company for the period starting January 1, 2022, through the end of each listed year. We did not pay dividends during this period.

(7)	Net Income presented in Column (h) reflects “Net Loss” in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2024, 2023, and 2022.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

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Compensation Actually Paid and Net (Loss) Income

The following graph shows the relationship of “compensation actually paid” to our PEOs and Non-PEO Named Executive Officers in 2024, 2023 and 2022 to the Company’s net loss.

Compensation Actually Paid and Cumulative TSR

The following graph shows the relationship of “compensation actually paid” to our PEOs and Non-PEO Named Executive Officers in 2024, 2023 and 2022 to the cumulative TSR of the Company assuming an initial investment of $100.

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PROPOSAL NO. 2 - SHARE INCREASE PROPOSAL

Our Board has approved, subject to stockholder approval, an amendment to our Charter, to increase the number of authorized shares of Common Stock from 200,000,000 to 1,200,000,000 and to make a corresponding change to the number of authorized shares of capital stock. The form of the proposed Certificate of Amendment effecting such increase in the number of authorized shares (the “Share Increase Amendment”) is attached to this Proxy Statement as Annex A.

We currently have a total of 220,000,000 shares of capital stock authorized under our Charter, consisting of 200,000,000 shares of Common Stock and 20,000,000 shares of preferred stock. If the Share Increase Proposal is approved by our stockholders, our Board will be authorized, in its discretion, to file the Share Increase Amendment with the office of the Secretary of State of the State of Delaware, which would have the effect of increasing the number of authorized shares of Common Stock from 200,000,000 to 1,200,000,000 and increasing the number of authorized shares of all classes of stock from 220,000,000 to 1,220,000,000. The number of shares of authorized preferred stock would remain unchanged.

Background and Purpose of the Proposal

Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to increase the number of authorized shares of Common Stock in order to provide the Company with the flexibility to pursue all finance and corporate opportunities involving our Common Stock, which may include private or public offerings of our equity securities, without the need to obtain additional stockholder approvals. Each additional authorized share of Common Stock would have the same rights and privileges as each share of currently authorized Common Stock.

Pursuant to the Series H-7 Purchase Agreement, we are obligated to reserve an amount of Common Stock at least equal to the sum of (i) 150% of the maximum number of shares of Common Stock issuable upon conversion of all of the Series H-7 Preferred Stock then outstanding (assuming for purposes hereof that (x) the Series H-7 Preferred Stock are convertible at the Floor Price (as defined in the Series H-7 Certificate of Designations) and (y) any such conversion shall not take into account any limitations on the conversion of the Series H-7 Preferred Stock set forth in the Series H-7 Certificate of Designations), and (ii) 150% of the maximum number of Common Stock issuable upon exercise of all the Warrants then outstanding (without regard to any limitations on the exercise of the Warrants set forth therein) (the “Required Reserve Amount”).

As of the Record Date, 8,541,466 shares of Common Stock were outstanding, with 70,166,378.38 shares of authorized Common Stock that are unissued and reserved for future issuance. Thus, as of the Record Date, we had 121,292,155.62 shares of authorized Common Stock remaining that were unissued and unreserved for issuance.

Given the number of shares of Common Stock that must be reserved by the Company to meet the Required Reserve Amount, the Board believes that the Company does not have a sufficient number of authorized shares of Common Stock to pursue finance and corporate opportunities involving the sale and/or issuance of its Common Stock. Accordingly, we are seeking to increase the number of authorized shares of Common Stock in order to have a sufficient number of authorized shares for such financing and corporate opportunities after satisfying the Required Reserve Amount. The Share Increase Amendment is intended to fulfill this goal.

The Board believes that unless we obtain approval to amend the Charter to increase the number of authorized shares of Common Stock, we will be severely limited by the inability to issue additional shares pursuant to awards under our equity incentive plan or in connection with future capital raising transactions or strategic transactions. This may cause a delay in our future capital raising or other strategic transactions and may have a material adverse effect on our business and financial condition.

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Consequences of Not Approving this Proposal

If this proposal is not approved by our stockholders, we may not have enough shares to pursue future capital raising or other strategic transactions after (i) making payments due to the holders of the Series H-7 Preferred Stock, or upon exercise of the Warrants in the form of the applicable shares of Common Stock issuable upon conversion of the such Series H-7 Preferred Stock (“Conversion Shares”) or shares of Common Stock issuable upon exercise of the Warrants (“Warrant Shares”) and (ii) satisfying the Required Reserve Amount. If we are prevented from issuing the applicable Conversion Shares to the holder thereof due to having insufficient number of authorized and unreserved shares of Common Stock, in lieu of delivering such applicable Conversion Shares to such holder, we would be required to redeem such shares of Series H-7 Preferred Stock at a price equal to the sum of (i) the product of (x) such number of applicable Conversion Shares as are unavailable for issue and (y) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date such holder delivers the applicable conversion notice to the Company and ending on the date of our issuance and payment to such holder and (ii) certain fees. If we do not have sufficient cash resources to make these payments, we may need to delay, reduce or eliminate certain research and development programs or other operations, sell some or all of our assets or merge with another entity.

Additionally, if this proposal is not approved by our stockholders, our financing alternatives will be limited by the lack of any available unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly-skilled employees, and if this proposal is not approved by our stockholders, the lack of any available unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Further, unless we obtain approval for this proposal, we will be required to incur additional costs in order to hold additional stockholder meetings to seek such approval.

Rights of Additional Authorized Shares

If and when issued, the additional Common Stock to be authorized by adoption of the Share Increase Amendment would have rights and privileges identical to our currently outstanding Common Stock. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of Common Stock.

Potential Adverse Effects of Increase in Authorized Common Stock

The authorization of additional shares of Common Stock sought by this proposal would not have any immediate dilutive effect upon the proportionate voting power or rights of our existing stockholders; however, to the extent that the additional authorized shares of Common Stock are issued in the future, including in connection with future capital raising transactions or strategic transactions, such issuance may decrease existing stockholders’ percentage equity ownership and, depending upon the price of which they are issued, could be dilutive to existing stockholders and have a negative effect upon the market price of the Common Stock. Our stockholders do not have preemptive rights, which means they do not have the right to purchase shares in any future issuance of Common Stock in order to maintain their proportionate ownership of Common Stock.

Anti-Takeover Effects

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Share Increase Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

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Timing of Proposed Amendment

If this proposal is approved by the stockholders, the Board will have the authority to file the Share Increase Amendment with the office of the Secretary of State of Delaware to implement the increase in the authorized number of shares of Common Stock and corresponding change to the number of authorized shares of capital stock. The actual timing for implementation of the Share Increase Amendment would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of this proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend the Charter to effect the Share Increase Amendment. If the Board should decide to file the Share Increase Amendment with the office of the Secretary of State of Delaware, the Share Increase Amendment would become effective on the date it is filed.

Interests of Certain Persons

Because it is anticipated that our directors and executive officers will be granted additional equity awards under the AYRO, Inc. Long-Term Incentive Plan or another plan we adopt in the future, they may be deemed to have an indirect interest in the Share Increase Amendment.

Required Vote

The affirmative vote of the holders of majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the Share Increase Proposal is required to approve the Share Increase Proposal. “ABSTAIN” votes will have no effect on the Share Increase Proposal. Because the Share Increase Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Share Increase Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE SHARE INCREASE
PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF
UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Marcum LLP was responsible for performing an independent audit of the consolidated financial statements for the fiscal year ended December 31, 2024 and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the fiscal year ended December 31, 2024, and the independent auditor’s reports on those financial statements, with management and with our independent auditors for the fiscal year ended December 31, 2024, Marcum LLP.

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Marcum LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letters from Marcum LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountants’ communication with the Audit Committee concerning independence. The Audit Committee concluded that Marcum LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in AYRO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, that was filed with the SEC.

AUDIT COMMITTEE

Greg Schiffman (Chairman)
Sebastian Giordano
Zvi Joseph

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Pre-Approval Policies and Procedures

Under the Audit Committee’s pre-approval policies and procedures, the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firms. On an annual basis, the Audit Committee pre-approves a list of services that may be provided by the independent registered public accounting firms without obtaining specific pre-approval from the Audit Committee.

The Audit Committee has delegated pre-approval authority to the Audit Committee chairman and any pre-approved actions by the Audit Committee chairman as designee are reported to the Audit Committee for approval at its next scheduled meeting.

All of the services rendered by Marcum LLP in the fiscal years ended December 31, 2024, 2023 and 2022 were pre-approved by the Audit Committee.

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AUDITOR RATIFICATION PROPOSAL

The Audit Committee has appointed CBIZ CPAs P.C. as the independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to stockholder ratification. The Board proposes that the stockholders ratify, in a non-binding vote, this appointment.

The Audit Committee has reviewed the independence of CBIZ CPAs P.C. as auditor. The Audit Committee has concluded that CBIZ CPAs P.C. is independent and that it is in the best interests of the Company and its stockholders to retain CBIZ CPAs P.C. as independent auditor for 2025.

No representative of CBIZ CPAs P.C. or Marcum LLP will be present at the Annual Meeting.

Marcum LLP served as the Company’s independent registered public accounting firm from September 21, 2022 until April 10, 2025. As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2025, based on information provided by Marcum LLP, CBIZ CPAs P.C. acquired the attest business of Marcum LLP, effective November 1, 2024. Marcum LLP continued to serve as the Company’s independent registered public accounting firm through April 10, 2025. On April 10, 2025, the Company terminated its relationship with Marcum LLP as the Company’s independent registered accounting firm and, with the approval of the Audit Committee of the Company’s Board of Directors, engaged CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Prior to engaging CBIZ CPAs P.C, the Company did not consult with CBIZ CPAs P.C regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The reports of Marcum LLP regarding the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report for the fiscal year ended December 31, 2024 included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and 2023, and through April 10, 2025, the date of Marcum LLP’s termination, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused Marcum LLP to make reference to such disagreement in its reports and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weakness in the Company’s internal control over financial reporting due to: (i) the fact that the Company was unable to document, formalize, implement and revise where necessary controls, policies and procedure documentation to evidence a system of controls, inclusive of IT controls, including testing of such controls that is consistent with the Company’s current personnel and available resources; (ii) the failure to document, maintain and test effective control activities over the Company’s control environment, risk assessment, information technology and monitoring components; and (iii) the Company’s insufficient segregation of duties, oversight of work performed and lack of compensating controls in the Company’s finance and accounting functions, including, without limitation, the processing, review and authorization of all routine and non-routine transactions, due to limited personnel and resources, each as disclosed in the Company’s Annual Report for the fiscal year ended December 31, 2024.

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Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional audit services rendered by Marcum LLP for the audit of our annual financial statements for the years ended December 31, 2024 and December 31, 2023 and the review of our quarterly financial statements during the fiscal years ended December 31, 2024 and December 31, 2023, and fees billed for other services rendered by Marcum LLP during those periods. The percentage of services set forth above in the category audit related fees that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit) was 100%.

	2024	2023
Audit Fees:(1)	$424,832	$497,766
Audit-Related Fees:(2)	-	-
Tax Fees:(3)	-	-
All Other Fees:(4)	-	-
Total	$424,832	$497,766

(1)	Audit Fees include fees for services rendered for the audit of our annual financial statements, the review of financial statements included in our Quarterly Reports on Form 10-Q, assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with regulatory filings. In 2024, $424,832 was billed by Marcum LLP for audit fees. In 2023, $497,766 was billed by Marcum LLP for audit fees.

(2)	Audit-Related Fees principally include fees incurred for due diligence in connection with potential transactions and accounting consultations.

(3)	Tax Fees would include fees for services rendered for tax compliance, tax advice, and tax planning.

(4)	All Other Fees would include fees that do not constitute Audit Fees, Audit-Related Fees, or Tax Fees.

Approval of Independent Registered Public Accounting Firm Services and Fees

The Board requests that stockholders ratify the appointment of CBIZ CPAs P.C. as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2025. In the event that the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Board determines that such a change could be in the best interest of our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes), is required to adopt the proposal to ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025. “ABSTAIN” votes will have no effect on the outcome of the Auditor Ratification Proposal. Because the Auditor Ratification Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Auditor Ratification Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CBIZ CPAs P.C., AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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REVERSE STOCK SPLIT PROPOSAL

Background and Proposed Amendment

Our Charter currently authorizes the Company to issue a total of 220,000,000 shares of capital stock, consisting of 200,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”).

On April 5, 2025, subject to stockholder approval, the Board approved an amendment to our Charter to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-2 to 1-for-100, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 100 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

At the Company’s 2024 Annual Meeting of Stockholders held on December 30, 2024, the stockholders of the Company approved a proposal to authorize the Board to amend the Company’s Charter to effect a reverse stock split of the Company’s Common Stock at a ratio between 1-for-2 and 1-for-13 with the ultimate ratio to be determined by the Board in its sole discretion (the “Authorized Reverse Stock Split”). The Reverse Stock Split Proposal to be approved at this Annual Meeting seeks stockholder approval for the Board to implement an additional reverse stock split of the Company’s Common Stock, independent of the Authorized Reverse Stock Split. If the Reverse Stock Split is approved, the Board will have the authority to effect two separate reverse stock splits of the Company’s Common Stock pursuant to the respective stockholder approval. Each reverse stock split, if implemented, would be effected separately and at a ratio determined by the Board within the applicable approved ranges. Assuming that the Board implements the maximum ratio of the Authorized Reverse Stock Split equal to 1-for-13 and assuming that the Board implements the maximum ratio of the Reverse Stock Split equal to 1-for-100, the aggregate effect would be a reverse stock split at a cumulative ratio of 1-for-1,300. Each reverse stock split, if implemented, would be effected separately and the Board will retain full discretion as to whether to implement, one, both, or neither of the approved reverse stock splits.

The text of the proposed amendment to the Company’s Charter to effect the Reverse Stock Split is included as Annex B to this proxy statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Annual Meeting.

Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

As previously reported, on July 18, 2024, we received a letter from the Listing Qualifications Department of Nasdaq indicating that, based upon the closing bid price of our Common Stock for the 30 consecutive business day period between June 3, 2024, to July 17, 2024, we did not meet the Minimum Bid Price Requirement of $1.00 per share pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that the Company would be provided with a Compliance Period of 180 calendar days, or until January 14, 2025, in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A). On January 15, 2025, the Company received notice from the Staff granting the Company’s request for a 180-day extension to regain compliance with the Rule, or until July 14, 2025 (the “Compliance Period”). In order to regain compliance with Nasdaq’s minimum bid price requirement, the Company’s common stock must maintain a minimum closing bid price of $1.00 for at least ten consecutive business days during the Compliance Period. However, if it appears to Nasdaq that the Company will be unable to cure the deficiency Nasdaq will provide notice that the Company’s common stock will be subject to delisting.

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If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them from following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

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The Reverse Stock Split May Result in some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Nasdaq May Not Find Us in Compliance of The Minimum Bid Price Requirement Despite Implementing a Reverse Stock Split

Nasdaq’s excessive Reverse Stock Split rule sets forth in section 5810(c)(3)(A)(v) that if a Company’s security fails to meet the Minimum Bid Price Requirement and the Company has already effected a Reverse Stock Split over the prior one-year period or has effected one or more Reverse Stock Splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the Company shall not be eligible for any compliance period and Nasdaq’s listing qualifications department shall issue a Delisting Determination. The company is seeking conditional approval of a Reverse Stock Split so that it can regain compliance with the Minimum Bid Price Requirement. Even if we are effective in implementing a Reverse Stock Split, we may in the future fall out of compliance the Minimum Bid Price Requirement and not be granted a compliance period.

Consequences of Not Approving this Proposal

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-100.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

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Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Charter Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-2 to 1-for-100. Accordingly, each holder of our Common Stock will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.0001.

As of the Record Date, the Company had 8,541,466 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-2 or 1-for-100, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 4,270,733 shares and 85,415 shares, respectively.

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We are currently authorized to issue a maximum of 200,000,000 shares of our Common Stock and 20,000,000 shares of Preferred Stock. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans

If the Reverse Stock Split is effected, the terms of equity awards granted under the Plans and, including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Plans; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Plans; and (vi) the number of or exercise price of shares then subject to outstanding stock appreciation rights previously granted and unexercised under the Plans, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Plans, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Outstanding Warrants and Preferred Stock

The Certificate of Designations of the Company’s Series H-7 Convertible Preferred Stock and the warrants issued concurrently with the Series H-7 Preferred Stock (the “Warrants”) contain provisions that require the reduction of the conversion price and exercise price of the Series H-7 Preferred Stock and the Warrants, respectively, as then in effect, on the sixteenth (16th) trading day immediately following a reverse stock split if the “Event Market Price” is less than the conversion price or exercise price then in effect. The term “Event Market Price” is used in the Certificate of Designations and the Warrant to refer to, with respect to a reverse stock split, the quotient determined by dividing (x) the sum of the VWAP (as defined in the Certificate of Designations and the Warrant, respectively) of the Common Stock for each of the five (5) lowest trading days during the twenty (20) consecutive trading day period ending and including the trading day immediately preceding the sixteenth (16th) trading day after such reverse stock split, divided by (y) five (5). The number of shares of Common Stock issuable upon exercise of the Warrants will be increased in proportion to any such reduction, such that the aggregate exercise price of the Warrants will remain the same following the reduction. As of the date of this Proxy Statement, and without giving effect to the Reverse Stock Split, the conversion price of the Series H-7 Preferred Stock is $2.00, and the exercise price of the Warrants is $2.00 per share.

Effects of the Reverse Stock Split on Voting Rights

Proportionate voting rights and other rights of our stockholders would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

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Effects of the Reverse Stock Split on Authorized Share Capital

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 220,000,000 shares, consisting of 200,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

●	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

●	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Plans, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, our transfer agent, Issuer Direct Corporation, will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to our transfer agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to our transfer agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

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Anti-Takeover Effects

We have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”) and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

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As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Vote Required and Board’s Recommendation

The affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote on the Reverse Stock Split Proposal is required to approve the Reverse Stock Split Proposal. “ABSTAIN” votes will have no effect on the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Reverse Stock Split Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting and voting in favor of any one or more of the proposals presented at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of any one or more of the proposals presented at the Annual Meeting.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that we will not obtain approval for one or more of the proposals presented at the Annual Meeting, we could adjourn or postpone the Annual Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of the such proposals.

Required Vote

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote, voting affirmatively or negatively (excluding abstentions and broker non-votes) is required to approve the Adjournment Proposal. “ABSTAIN” votes will have no effect on the outcome of the Adjournment Proposal. Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Adjournment Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our 2026 annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for the 2026 annual meeting must submit the proposal to us in writing to the attention of the Secretary at AYRO, Inc., 1185 Avenue of the Americas, New York, New York 10036. The proposal must be received not less than 120 calendar days before the anniversary of the date this proxy statement is released to stockholders in connection with the 2025 annual meeting of stockholders, or December 22, 2025. However, pursuant to Rule 14a-8, if the date of the 2026 annual meeting has been changed by more than 30 days from the date of the 2025 annual meeting, or is held on a date that is before April 19, 2026, or after June 18, 2026, then a stockholder proposal submitted for inclusion in our proxy statement for the 2026 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2026 annual meeting.

To be considered for presentation at the 2026 annual meeting, outside of the requirements of Rule 14a-8 of the Exchange Act, although not included in the proxy statement, stockholders must follow the submission criteria set forth in our Bylaws and applicable law concerning stockholder proposals. To be timely in connection with the 2026 annual meeting, a stockholder proposal concerning director nominations or other business must be received by our Secretary at our principal executive offices not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the 2025 annual meeting (i.e., the date that is between February 5, 2026 and March 7, 2026); provided, however, that in the event that the 2026 annual meeting is called for a date that is 30 days prior to the date that is one year from the date of the 2025 annual meeting date or a date which is 60 days after the date of the 2025 annual meeting date (i.e., the date that is between April 19, 2026, and July 18, 2026), notice must be received by our Secretary at our principal executive offices not earlier than 120 days prior to the date of the 2026 annual meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2026 annual meeting or (B) the date which is 90 days prior to the date of the 2026 annual meeting.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 20, 2026 (i.e., the date that is 60 days prior to the anniversary date of this Annual Meeting of stockholders).

A copy of AYRO, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to AYRO, Inc., 1185 Avenue of the Americas, New York, New York 10036.

51

ANNEX A

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
AYRO, INC.

AYRO, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The Amended and Restated Certificate of Incorporation of this Corporation (the “Certificate of Incorporation”) was filed with the Secretary of State of Delaware on May 28, 2020.
2.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.
3.	Effective as of 4:05 p.m., New York time, on [ ], the Certificate of Incorporation is hereby amended by amending the first sentence of paragraph A of Article FOURTH as follows::

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,220,000,000, consisting of 1,200,000,000 shares of Common Stock, $0.0001 par value per share (the “Common Stock”), and 20,000,000 shares of Preferred Stock, $0.0001 par value per share (the “Preferred Stock”).”

4.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.
5.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

IN WITNESS WHEREOF, AYRO, Inc. has caused this Amendment to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

AYRO, INC.

By:
Name:
Title:

ANNEX B

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
AYRO, INC.

AYRO, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The Amended and Restated Certificate of Incorporation of the Corporation (as amended, the “Certificate of Incorporation”) was filed with the Secretary of State of Delaware on May 28, 2020.

2.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [•], New York time, on [•], each [•] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, shall be converted into [•] (#) share of the Corporation’s Common Stock, par value $0.0001 per share, as constituted following such date.

4.	The Certificate of Incorporation is hereby amended by revising Article FOURTH to include a new paragraph [•] as follows:

“Reverse Split. Effective as of [•] on [•] (the “2025 RSS Effective Time”) each share of the Corporation’s common stock, $0.0001 par value per share (the “2025 RSS Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the 2025 RSS Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [•] shares of 2025 RSS Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the 2025 RSS Effective Time is reclassified into [•] share of Common Stock, $0.0001 par value per share, of the Corporation (the “2025 RSS New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “RSS”). The Board of Directors shall make provision for the issuance of that number of fractions of 2025 RSS New Common Stock such that any fractional share of a holder otherwise resulting from the RSS shall be rounded up to the next whole number of shares of 2025 RSS New Common Stock. Any stock certificate that, immediately prior to the 2025 RSS Effective Time, represented shares of the 2025 RSS Old Common Stock will, from and after the 2025 RSS Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the 2025 RSS New Common Stock into which such shares of 2025 RSS Old Common Stock shall have been reclassified plus the fraction, if any, of a share of 2025 RSS New Common Stock issued as aforesaid.”

5.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

6.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

IN WITNESS WHEREOF, AYRO, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

AYRO, INC.

By:
Name:
Title:

SCAN TO
VIEW MATERIALS &VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AYRO2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V73230-Z89934 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AYRO, INC.

The Board of Directors recommends you vote FOR the following:

01) Joshua Silverman
02) Wayne R. Walker
03) George Devlin
04) Sebastian Giordano
05) Zvi Joseph
06) Greg Schiffman

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V73231-Z89934

AYRO, INC.
Annual Meeting of Stockholders
May 19, 2025 10:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joshua Silverman as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of AYRO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 AM, ET on May 19, 2025, at the Annual Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/AYRO2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side